JANUS BALANCED FUND
                                  PROSPECTUS


                                                                    [JANUS LOGO]

                              JANUS BALANCED FUND

                              100 Fillmore Street
                             Denver, CO 80206-4928
                                 1-800-525-3713
                              http://www.Janus.com

                               FEBRUARY 17, 1998

Janus Balanced Fund (the "Fund") is a no-load, diversified mutual fund that seeks long-term growth of capital, consistent with preservation of capital and balanced by current income.

For complete information on how to purchase, exchange and sell shares, please see the Shareholder's Manual beginning on page 14.

The Fund is a portfolio of Janus Investment Fund (the "Trust"), which is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. This Prospectus contains information about the Fund that you should consider before investing. Please read it carefully and keep it for future reference.

Additional information about the Fund is contained in a Statement of Additional Information ("SAI") filed with the SEC. The SAI dated February 17, 1998, is incorporated by reference into this Prospectus. For a copy of the SAI, write or call the Fund at the address or phone number listed above. The SEC maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated by reference, and other information regarding the Fund.

THE FUND'S SHARES ARE NOT BANK DEPOSITS, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SEC NOR HAS THE SEC PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

JANUS BALANCED FUND PROSPECTUS                                 FEBRUARY 17, 1998

                                    CONTENTS

THE FUND AT A GLANCE
Brief description of the Fund................    2
EXPENSE INFORMATION
The Fund's annual operating expenses.........    3
Financial Highlights - a summary of financial
  data.......................................    4
THE FUND IN DETAIL
Investment Objective and Policies............    6
General Portfolio Policies...................    8
Additional Risk Factors......................   10
PERFORMANCE TERMS
An Explanation of Performance Terms..........   13
SHAREHOLDER'S MANUAL
Minimum Investments..........................   14
Types of Account Ownership...................   14
How to Open Your Janus Account...............   16
How to Purchase Shares.......................   16
How to Exchange Shares.......................   18
How to Redeem Shares.........................   19
Shareholder Services and Account Policies....   21
MANAGEMENT OF THE FUND
Investment Adviser and Portfolio Manager.....   24
Personal Investing...........................   24
Management Expenses..........................   25
Portfolio Transactions.......................   25
Other Service Providers......................   25
Other Information............................   26
DISTRIBUTIONS AND TAXES
Distributions................................   28
Taxes........................................   29
APPENDIX A
Glossary of Investment Terms.................   30

JANUS BALANCED FUND PROSPECTUS                            FEBRUARY 17, 1998    1

                              THE FUND AT A GLANCE

INVESTMENT OBJECTIVE:
The investment objective of the Fund is long-term capital growth, consistent with preservation of capital and balanced by current income.

PRIMARY HOLDINGS:
A diversified fund that, under normal circumstances, pursues its investment objective by investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

SHAREHOLDER'S INVESTMENT HORIZON:
The Fund is designed for investors who primarily seek growth of capital with a degree of emphasis on income. The Fund is not designed for investors who desire a consistent level of income nor is it a short-term trading vehicle and should not be relied upon for short-term financial needs.

FUND ADVISER:
Janus Capital Corporation ("Janus Capital") serves as the Fund's investment adviser. Janus Capital has been in the investment advisory business for over 27 years and currently manages approximately $70 billion in assets.

FUND MANAGER:
Blaine P. Rollins

FUND INCEPTION:
September 1992

 2   JANUS BALANCED FUND PROSPECTUS                            FEBRUARY 17, 1998

                              EXPENSE INFORMATION

The following tables and example are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. Shareholder Transaction Expenses are fees charged directly to your individual account when you buy, sell or exchange shares. The table below shows that you pay no such fees. Annual Operating Expenses are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services.

    SHAREHOLDER TRANSACTION EXPENSES

         Maximum sales load imposed on purchases              None
         Maximum sales load imposed on reinvested dividends   None
         Deferred sales charges on redemptions                None
         Redemption fee*                                      None
         Exchange Fee                                         None

    * There is an $8 service fee for redemptions by wire.

ANNUAL OPERATING EXPENSES(1)
(expressed as a percentage of average net assets)

------------------------------------------------------------
Management Fee                                         0.74%
Other Expenses                                         0.36%
------------------------------------------------------------
Total Operating Expenses                               1.10%
------------------------------------------------------------

(1)The Management Fee reflects a reduced fee schedule effective July 1, 1997, applied to net assets as of October 31, 1997. Other Expenses are based on expenses before expense offset arrangements for the fiscal year ended October 31, 1997.

EXAMPLE

-------------------------------------------------------------------------
                                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
-------------------------------------------------------------------------
Assume you invest $1,000, the Fund
returns 5% annually and its expense
ratio remains as listed above. This
example shows the operating expenses
that you would indirectly bear as an
investor in the Fund.                   $11      $35      $61      $134

--------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

JANUS BALANCED FUND PROSPECTUS                            FEBRUARY 17, 1998    3

                              FINANCIAL HIGHLIGHTS

The information below is for fiscal periods ending on October 31st of each year and has been audited by the accounting firm of Price Waterhouse LLP. Their report is included in the Fund's Annual Report, which is incorporated by reference into the SAI.

                                                 1997       1996       1995       1994       1993     1992(1)
-------------------------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD        $15.20     $13.72     $12.17     $12.23     $10.64     $10.00
-------------------------------------------------------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                         0.36       0.33       0.61       0.27       0.19         --
 3. Net gains or (losses) on securities (both
    realized and unrealized)                      2.88       2.22       1.52     (0.09)       1.56       0.64
-------------------------------------------------------------------------------------------------------------
 4. Total from investment operations              3.24       2.55       2.13       0.18       1.75       0.64
-------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)      (0.36)     (0.26)     (0.58)     (0.24)     (0.16)         --
 6. Distributions (from capital gains)          (1.35)     (0.81)         --         --         --         --
-------------------------------------------------------------------------------------------------------------
 7. Total distributions                         (1.71)     (1.07)     (0.58)     (0.24)     (0.16)         --
-------------------------------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD              $16.73     $15.20     $13.72     $12.17     $12.23     $10.64
-------------------------------------------------------------------------------------------------------------
 9. Total return*                               23.38%     19.39%     18.26%      1.51%     16.54%      6.40%
-------------------------------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)       $360       $207       $125        $94        $73         $2
11. Average net assets for the period (in
    millions)                                     $283       $159       $107        $86        $44         $1
12. Ratio of gross expenses to average net
    assets**                                     1.12%      1.23%      1.35%        N/A        N/A        N/A
13. Ratio of net expenses to average net
    assets**                                     1.10%      1.21%      1.32%      1.42%      1.70%      2.50%
14. Ratio of net investment income/(loss) to
    average net assets**                         2.63%      2.35%      2.52%      2.28%      2.15%    (0.12%)
15. Portfolio turnover rate**                     139%       151%       185%       167%       131%       130%
16. Average commission rate                     $.0468     $.0428        N/A        N/A        N/A        N/A
-------------------------------------------------------------------------------------------------------------

(1) Fiscal period from September 1, 1992 (inception) to October 31, 1992.
 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

 4   JANUS BALANCED FUND PROSPECTUS                            FEBRUARY 17, 1998

                                 UNDERSTANDING
                              FINANCIAL HIGHLIGHTS

This section is designed to help you better understand the information summarized in the Financial Highlights table. The table contains important historical operating information that may be useful in making your investment decision or understanding how your investment has performed. The Fund's Annual Report contains additional information about the Fund's performance, including a comparison to an appropriate securities index. For a copy of the Annual Report, call 1-800-525-8983.

NET ASSET VALUE ("NAV") is the value of a single share of the Fund. It is computed by adding the value of all of the Fund's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding. The difference between line 1 and line 8 in the Financial Highlights table represents the change in value of a Fund share over the fiscal period, but not its total return.

NET INVESTMENT INCOME is the per share amount of dividends and interest income earned on securities held by the Fund, less Fund expenses. DIVIDENDS (FROM NET INVESTMENT INCOME) are the per share amount that the Fund paid from net investment income.

NET GAINS OR (LOSSES) ON SECURITIES is the per share increase or decrease in value of the securities the Fund holds. A gain (or loss) is realized when securities are sold. A gain (or loss) is unrealized when securities increase or decrease in value but are not sold. DISTRIBUTIONS (FROM CAPITAL GAINS) are the per share amount that the Fund paid from net realized gains.

TOTAL RETURN is the percentage increase or decrease in the value of an investment over a stated period of time. Total return includes both changes in NAV and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution.

RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS is the total of the Fund's operating expenses before expense offset arrangements divided by its average net assets for the stated period. The Fund was not required to disclose the ratio of gross expenses to average net assets prior to 1995. RATIO OF NET EXPENSES TO AVERAGE NET ASSETS reflects reductions in the Fund's expenses through the use of brokerage commissions and uninvested cash balances earning interest or balance credits.

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS is the Fund's total net investment income divided by its average net assets for the stated period.

PORTFOLIO TURNOVER RATE is a measure of the amount of the Fund's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of the Fund's portfolio securities.

AVERAGE COMMISSION RATE is the total of the Fund's agency commissions paid on equity securities trades divided by the number of shares purchased and sold.

JANUS BALANCED FUND PROSPECTUS                            FEBRUARY 17, 1998    5

                               THE FUND IN DETAIL

This section takes a closer look at the Fund's investment objective, policies and the securities in which the Fund invests. Policies that are noted as "fundamental" cannot be changed without a shareholder vote. All other policies, including the Fund's investment objective, are not fundamental and may be changed by the Fund's Trustees without a shareholder vote. You will be notified of any material changes.

You should carefully consider your own investment goals, time horizon (the amount of time you plan to hold your shares of the Fund) and risk tolerance before investing in the Fund. If there is a material change in the Fund's objective or policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

You should also carefully review the "Additional Risk Factors" section of this Prospectus for a more detailed discussion of the risks associated with certain investment techniques. Appendix A includes more detailed descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE
The investment objective of the Fund is long-term capital growth, consistent with preservation of capital and balanced by current income. It is a diversified fund that, under normal circumstances, pursues its objective by investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Fund normally invests at least 25% of its assets in fixed-income senior securities, which include debt securities and preferred stocks.

TYPES OF INVESTMENTS
The Fund may invest in any combination of common stock, preferred stock, warrants, convertible securities, debt securities and other fixed-income securities. The Fund may invest up to 25% of its assets in mortgage- and asset-backed securities, up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities, and without limit in indexed/structured securities. The Fund will invest less than 35% of its assets in high-yield/high-risk securities. The Fund may also purchase high-grade commercial paper, certificates of deposit, and repurchase agreements. As further discussed below, such securities may be selected for their growth potential or income potential. The Fund may also invest in short-term debt securities, including money market funds managed by Janus Capital, as a means of receiving a return on idle cash.

When the Fund's portfolio manager believes that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate investment opportunities with favorable risk/reward characteristics, the Fund's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Fund does not always stay fully invested in stocks and bonds. Cash or similar investments are a residual - they represent the assets that remain after the portfolio manager has committed available assets to desirable investment opportunities. When the Fund is hedged or its investments in cash or similar

 6   JANUS BALANCED FUND PROSPECTUS                            FEBRUARY 17, 1998
investments increase, it may not participate in market advances or declines to the extent that it would if it remained more fully invested in common stocks or bonds.

The Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies. The Fund may use options, futures and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return. See "Additional Risk Factors" on page 10. The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.

The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. See "Additional Risk Factors" on page 10.

THE FOLLOWING QUESTIONS ARE DESIGNED TO HELP YOU BETTER UNDERSTAND AN INVESTMENT IN THE FUND.

Q: HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENT OF THE FUND'S PORTFOLIO?

A: The Fund may shift assets between the growth and income components of its portfolio based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, then the Fund will place a greater emphasis on the growth component.

Q:   WHAT TYPE OF SECURITIES MAKE UP THE GROWTH COMPONENT OF THE FUND?

A: The growth component of the Fund is expected to consist primarily of common stocks. The portfolio manager will invest in common stocks to the extent that he believes that the relevant market environment favors profitable investing in those securities. The portfolio manager generally takes a "bottom up" approach to building the portfolio. In other words, he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Fund, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure.

Because income is a part of the investment objective of the Fund, the portfolio manager may also consider dividend-paying characteristics in selecting equity securities for the Fund. The Fund may also find opportunities for capital growth from debt securities because of anticipated changes in interest rates, credit standing, currency relationships or other factors.

Q:   ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

A: Generally, yes. The portfolio manager seeks companies that meet his selection criteria, regardless of country of organization or place of principal business activity. Foreign securities are generally selected on a company-by-company basis without

JANUS BALANCED FUND PROSPECTUS                            FEBRUARY 17, 1998    7
regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. See "Additional Risk Factors" on page 10.


Q:   WHAT TYPES OF SECURITIES MAKE UP THE
     INCOME COMPONENT OF THE FUND?

A: The income component of the Fund will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Fund if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid. You should keep in mind that the Fund is not designed to produce a consistent level of income.


Q:   HOW DOES THE FUND TRY TO REDUCE RISK?

A: Diversification of the Fund's assets reduces the effect of any single holding on its overall portfolio value. The Fund may also use futures, options and other derivative instruments to protect the portfolio from movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. See "Additional Risk Factors" on page 10.

GENERAL PORTFOLIO POLICIES
In investing its portfolio assets, the Fund will follow the general policies listed below. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. For example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

DIVERSIFICATION
The Investment Company Act of 1940 (the "1940 Act") classifies investment companies as either diversified or nondiversified. The Fund qualifies as a diversified fund under the 1940 Act and is subject to the following requirements:

- As a fundamental policy, the Fund may not own more than 10% of the outstanding voting shares of any issuer.

- As a fundamental policy, with respect to 75% of its total assets, the Fund will not purchase a security of any issuer (other than cash items and U.S. government securities, as defined in the 1940 Act) if such purchase would cause the Fund's holdings of that issuer to amount to more than 5% of the Fund's total assets.

- The Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. government securities).

 8   JANUS BALANCED FUND PROSPECTUS                            FEBRUARY 17, 1998

INDUSTRY CONCENTRATION
As a fundamental policy, the Fund will not invest 25% or more of its total assets in any particular industry (excluding U.S. government securities).

PORTFOLIO TURNOVER
The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. Changes are made in the Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

To a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains.

ILLIQUID INVESTMENTS
The Fund may invest up to 15% of its net assets in illiquid investments, including restricted securities or private placements that are not deemed to be liquid by Janus Capital. If illiquid securities exceed 15% of the Fund's net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. Janus Capital will follow guidelines established by the Trustees of the Trust ("Trustees") in making liquidity determinations for Rule 144A securities and other securities, including privately placed commercial paper.

BORROWING AND LENDING
The Fund may borrow money and lend securities or other assets, as follows:

- The Fund may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets.

- The Fund may mortgage or pledge securities as security for borrowings in amounts up to 15% of its net assets.

- As a fundamental policy, the Fund may lend securities or other assets if, as a result, no more than 25% of its total assets would be lent to other parties.

Under the terms of an exemptive order received from the SEC, the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above percentage limits.

JANUS BALANCED FUND PROSPECTUS                            FEBRUARY 17, 1998    9

ADDITIONAL RISK FACTORS

SPECIAL SITUATIONS
Special situations may include, among others, significant changes in a company's allocation of its existing capital, a restructuring of assets, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

FOREIGN SECURITIES
Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in comparable domestic securities. Securities of some foreign companies and governments may be traded in the United States, but most foreign securities are traded primarily in foreign markets. The risks of foreign investing include:

- CURRENCY RISK. The Fund may buy the local currency when it buys a foreign currency denominated security and sell the local currency when it sells the security. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even though the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

- POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country. The Fund may invest in emerging market countries. Emerging market countries involve greater risks such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.

- REGULATORY RISK. There may be less government supervision of foreign markets. Foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers.

- MARKET RISK. Foreign securities markets, particularly those of underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

- TRANSACTION COSTS. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody costs, are generally higher than those involved in domestic transactions.

 10   JANUS BALANCED FUND PROSPECTUS                           FEBRUARY 17, 1998

Foreign securities purchased indirectly (e.g., depositary receipts) are subject to many of the above risks, including currency risk, because their values depend on the performance of a foreign security denominated in its home currency.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS
The Fund may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts ("futures contracts") and may invest in options on securities, financial indices and foreign currencies ("options"), forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Fund intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Fund may also use derivative instruments for non-hedging purposes such as seeking to increase the Fund's income or otherwise seeking to enhance return. Please refer to Appendix A to this Prospectus and the SAI for a more detailed discussion of these instruments.

The use of derivative instruments exposes the Fund to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include:

- the risk that interest rates, securities prices and currency markets will not move in the directions that the portfolio manager anticipates;

- imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

- the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

- inability to close out certain hedged positions to avoid adverse tax consequences;

- the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

- leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and

- particularly in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the Fund worse off than if it had not entered into the position.

Although the Fund believes the use of derivative instruments will benefit the Fund, the Fund's performance could be worse than if the Fund had not used such instruments if the portfolio manager's judgement proves incorrect.

When the Fund invests in a derivative instrument, it may be required to segregate cash and other liquid assets or certain portfolio securities with its custodian to "cover" the Fund's position. Assets segregated or set aside generally may not be disposed of so long as the Fund maintains the positions requiring segregation or cover. Segregating assets could diminish the Fund's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

JANUS BALANCED FUND PROSPECTUS                           FEBRUARY 17, 1998    11

HIGH-YIELD/HIGH-RISK SECURITIES
High-yield/high-risk securities (or "junk" bonds) are debt securities rated below investment grade by the primary rating agencies such as Standard & Poor's Ratings Services ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's").

The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e. credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments.

Issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. The market for lower quality securities is generally less liquid than the market for higher quality securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower quality securities.

The Fund will invest less than 35% of its assets in high-yield/high-risk securities. The chart below shows the percentage of the Fund's securities holdings by rating category (based upon a weighted monthly average) during the fiscal year ended October 31, 1997. Please refer to the SAI for a description of bond rating categories.

BONDS - STANDARD & POOR'S RATING                  JANUS BALANCED FUND
---------------------------------------------------------------------
AAA                                                       18%
AA                                                         0%
A                                                          4%
BBB                                                        3%
BB                                                         1%
B                                                          6%
CCC                                                        0%
CC                                                         0%
C                                                          0%
Foreign Bond                                               1%
Preferred Stock                                           11%
Common Stock                                              52%
Cash and Options                                           4%
---------------------------------------------------------------------
TOTAL                                                    100%
---------------------------------------------------------------------

SHORT SALES
The Fund may engage in "short sales against the box." This technique involves selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the

 12   JANUS BALANCED FUND PROSPECTUS                           FEBRUARY 17, 1998
securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

See Appendix A for risks associated with certain other investments.

                               PERFORMANCE TERMS

This section will help you understand various terms that are commonly used to describe the Fund's performance. You may see references to these terms in our newsletters, advertisements and in media articles. Our newsletters and advertisements may include comparisons of the Fund's performance to the performance of other mutual funds, mutual fund averages or recognized stock market indices. The Fund generally measures performance in terms of total return.

CUMULATIVE TOTAL RETURN represents the actual rate of return on an investment for a specified period. The Financial Highlights table shows total return for a single fiscal period. Cumulative total return is generally quoted for more than one year (e.g., the life of the Fund). A cumulative total return does not show interim fluctuations in the value of an investment.

AVERAGE ANNUAL TOTAL RETURN represents the average annual percentage change of an investment over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in the Fund's return and are not the same as actual annual results.

THE FUND IMPOSES NO SALES OR OTHER CHARGES THAT WOULD AFFECT TOTAL RETURN COMPUTATIONS. FUND PERFORMANCE FIGURES ARE BASED UPON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. INVESTMENT RETURNS AND NET ASSET VALUE WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

JANUS BALANCED FUND PROSPECTUS                           FEBRUARY 17, 1998    13

                              SHAREHOLDER'S MANUAL

This section will help you become familiar with the different types of accounts you can establish with Janus. It also explains in detail the wide array of services and features you can establish on your account, as well as account policies and fees that may apply to your account. Account policies (including fees), services and features may be modified or discontinued without shareholder approval or prior notice.

    MINIMUM INVESTMENTS*

      To open a new account..............................   $2,500
      To open a new retirement, education or UGMA/UTMA
        account..........................................   $  500
      To open a new account with an Automatic Investment
        Program..........................................   $  500**
      To add to any type of an account...................   $  100+

     * The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of accounts.
    ** An Automatic Investment Program requires a $100 minimum automatic investment per month until the account balance reaches $2,500.
     + The minimum subsequent investment for IRA or UGMA/UTMA accounts is $50.

HOW TO GET IN TOUCH WITH JANUS
If you have any questions while reading this Prospectus, please call one of our Investor Service Representatives at 1-800-525-3713 Monday-Friday: 8:00 a.m.-8:00 p.m., and Saturday: 10:00 a.m.-4:00 p.m., New York time. The Quick Address and Telephone Reference below includes other ways to get in touch with Janus.

   QUICK ADDRESS AND TELEPHONE REFERENCE

    MAILING ADDRESS                    JANUS XPRESS LINE      1-888-979-7737
    Janus                              For 24-hour access to account and
    P.O. Box 173375                    fund information, exchanges and
    Denver, CO 80217-3375              purchases, automated daily quotes on
                                       fund share prices, yields and total
    FOR OVERNIGHT CARRIER              returns.
    Janus                              TDD                     1-800-525-0056
    Suite 101                          A telecommunications device for our
    3773 Cherry Creek North Drive      hearing- and speech-impaired
    Denver, CO 80209-3811              shareholders.
    JANUS INTERNET ADDRESS             JANUS LITERATURE LINE  1-800-525-8983
    http://www.Janus.com               To request a prospectus, shareholder
                                       reports or marketing materials.

TYPES OF ACCOUNT OWNERSHIP
If you are investing for the first time, you will need to establish an account. You can establish the following types of accounts by completing a New Account Application. To request an application, call 1-800-525-3713.

 14   JANUS BALANCED FUND PROSPECTUS                           FEBRUARY 17, 1998

- INDIVIDUAL OR JOINT OWNERSHIP. Individual accounts are owned by one person. Joint accounts have two or more owners.

- A GIFT OR TRANSFER TO MINOR (UGMA OR UTMA). An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's Social Security number on the application.

- TRUST. An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

- BUSINESS ACCOUNTS. Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

TAX-DEFERRED ACCOUNTS
If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax deferred accounts include retirement plans and the Education IRA. Distributions from these plans are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Investors should consult their tax advisor or legal counsel before selecting a tax-deferred account.

Investors Fiduciary Trust Company serves as custodian for the tax-deferred accounts offered by the Fund. You will be charged an account maintenance fee of $12 for each Fund account, up to a maximum of $24 for two or more Fund accounts registered under the same taxpayer identification number. Each Janus fund you own under your IRA account number is considered a separate "Fund account." You may pay the fee by check or have it automatically deducted from your account (usually in December). The Fund reserves the right to change the amount of this fee or to waive it in whole or in part for certain types of accounts.

The following plans require a special application. For an application and more details about our Retirement Plans, call 1-800-525-3713.

- REGULAR AND ROTH INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS"): Both types of IRAs allow most individuals under the age of 70 1/2 with earned income to contribute up to the lesser of $2,000 ($4,000 for most married couples) or 100% of compensation annually. Please refer to the Janus IRA booklet for more complete information regarding IRAs.

- EDUCATION IRA: This plan allows individuals, subject to certain income limitations, to contribute up to $500 annually on behalf of any child under the age of 18. Please refer to the Janus IRA booklet for more complete information regarding the Education IRA.

- SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP"): This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

JANUS BALANCED FUND PROSPECTUS                           FEBRUARY 17, 1998    15

- PROFIT SHARING OR MONEY PURCHASE PENSION PLAN: These plans are open to corporations, partnerships and sole proprietors to benefit their employees and themselves.

- SECTION 403(b)(7) PLAN: Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a
  Section 403(b)(7) Plan.

HOW TO OPEN YOUR JANUS ACCOUNT
Complete and sign the appropriate application. Please be sure to provide your Social Security or taxpayer identification number on the application and make your check payable to Janus. The Fund is available only to U.S. citizens or residents, and your application will be returned if you do not meet these criteria. Send all items to one of the following addresses:

For Overnight Carrier
--------------------
Janus
Suite 101
3773 Cherry Creek North Drive
Denver, CO 80209-3811

For All Other Inquiries
---------------------
Janus
P.O. Box 173375
Denver, CO 80217-3375

INVESTOR SERVICE CENTERS
Janus offers two Investor Service Centers for those individuals who would like to conduct their investing in person. Our representatives will be happy to assist you at either of the following locations Monday-Friday 7:00 a.m. to 6:00 p.m. Mountain time and Saturday 9:00 a.m. to 1:00 p.m. Mountain time.

100 Fillmore Street, Suite 100
Denver, CO 80206

3773 Cherry Creek North Drive, Suite 101
Denver, CO 80209

HOW TO PURCHASE SHARES
PAYING FOR SHARES
When you purchase shares, your request will be processed at the next NAV calculated after your order is received and accepted. Please note the following:

- Cash, credit cards, third party checks and credit card checks will not be accepted.

- All purchases must be made in U.S. dollars.

- Checks must be drawn on a U.S. bank and made payable to Janus.

- If a check does not clear your bank, the Fund reserves the right to cancel the purchase.

- If the Fund is unable to debit your predesignated bank account on the day of purchase, it may make additional attempts or cancel the purchase.

 16   JANUS BALANCED FUND PROSPECTUS                           FEBRUARY 17, 1998

- The Fund reserves the right to reject any specific purchase request.

If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. The Fund (or its agents) has the authority to redeem shares in your account(s) to cover any such losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

ONCE YOU HAVE OPENED YOUR JANUS ACCOUNT, THE MINIMUM AMOUNT FOR AN ADDITIONAL INVESTMENT IS $100. ($50 FOR IRAS OR UGMA/UTMA ACCOUNTS). You may add to your account at any time through any of the following options:

BY MAIL
Complete the remittance slip attached at the bottom of your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to one of the addresses listed previously. You may also request a booklet of remittance slips for non-retirement accounts.

BY TELEPHONE
This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. To purchase shares by telephone, call an Investor Service Representative at 1-800-525-3713 during normal business hours or call the Janus Xpress Line, 1-888-979-7737, for access to this option 24 hours a day. When you make an additional purchase by telephone, Janus will automatically debit your predesignated bank account for the desired amount. To establish the telephone purchase option on your new account, complete the "Telephone Purchase of Shares Option" section on the application and attach a "voided" check or deposit slip from your bank account. If your account is already established, call 1-800-525-3713 to request the appropriate form. This option will become effective ten days after the form is received.

BY WIRE
Purchases may also be made by wiring money from your bank account to your Janus account. Call 1-800-525-3713 to receive wiring instructions.

AUTOMATIC INVESTMENT PROGRAMS
Janus offers several automatic investment programs to help investors achieve their financial goals as simply and conveniently as possible. You may open a new account with a $500 initial purchase and $100 automatic subsequent investments.

- AUTOMATIC MONTHLY INVESTMENT PROGRAM
  You select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. To establish this option, complete the "Automatic Monthly Investment Program" section on the application and attach a "voided" check or deposit slip from your bank account. If your Fund account is already established, call 1-800-525-3713 to request the appropriate form.

- PAYROLL DEDUCTION
  If your employer can initiate an automatic payroll deduction, you may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account. To obtain information on establishing this option, call 1-800-525-3713.

JANUS BALANCED FUND PROSPECTUS                           FEBRUARY 17, 1998    17

- BY SYSTEMATIC EXCHANGE
  With a Systematic Exchange you determine the amount of money ($100 minimum) you would like automatically exchanged from one Janus account to another on any day of the month. For more information on how to establish this option, call 1-800-525-3713.

HOW TO EXCHANGE SHARES
On any business day, you may exchange all or a portion of your shares into any other available Janus fund.

IN WRITING
To request an exchange in writing, please follow the instructions for written requests on page 20.

BY TELEPHONE
All accounts are automatically eligible for the telephone exchange option. To exchange shares by telephone, call an Investor Service Representative at 1-800-525-3713 during normal business hours or call the Janus Xpress Line, 1-888-979-7737, for access to this option 24 hours a day.

BY SYSTEMATIC EXCHANGE
As noted above, you may establish a Systematic Exchange for as little as a $100 subsequent purchase per month on established accounts. You may establish a new account with a $500 initial purchase and subsequent $100 systematic exchanges. If the balance in the account you are exchanging from falls below the systematic exchange amount, all remaining shares will be exchanged and the program will be discontinued.

EXCHANGE POLICIES
- Except for Systematic Exchanges, new accounts established by exchange must be opened with $2,500 or the total account value if the value of the account you are exchanging from is less than $2,500.

- Exchanges between existing accounts must meet the $100 subsequent investment requirement.

- You may make four exchanges out of the Fund during a calendar year (exclusive of Systematic Exchanges). Exchanges in excess of this limit may be subject to an exchange fee or may result in termination of the exchange privilege.

- The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time. For example, the Fund may reject exchanges from accounts engaged in or known to engage in excessive trading (including market timing transactions).

- Exchanges between accounts will be accepted only if the registrations are identical.

- If the shares you are exchanging are held in certificate form, you must return the certificate to your Fund prior to making any exchanges.

- Be sure that you read the prospectus for the fund into which you are exchanging.

 18   JANUS BALANCED FUND PROSPECTUS                           FEBRUARY 17, 1998

- An exchange represents the sale of shares from one fund and the purchase of shares of another fund, which may produce a taxable gain or loss in a non-tax deferred account.

HOW TO REDEEM SHARES
On any business day, you may redeem all or a portion of your shares. If the shares are held in certificate form, the certificate must be returned with or before your redemption request. Your transaction will be processed at the next NAV calculated after your order is received and accepted.

IN WRITING
To request a redemption in writing, please follow the instructions for written requests noted on page 20.

BY TELEPHONE
Most accounts have the telephone redemption option, unless this option was specifically declined on the application or in writing. This option enables you to request redemptions daily from your account by calling 1-800-525-3713 by the close of the regular trading session of the New York Stock Exchange ("NYSE"), normally 4:00 p.m., New York time. You may also use Janus Xpress Line 1-888-979-7737, for access to this option 24 hours a day. Redemption requests received through Janus Xpress Line will be processed at the NAV next calculated after receipt and acceptance of the request. (There is a daily limit of $100,000 per account for redemptions payable by check).

SYSTEMATIC REDEMPTION OPTION
The Systematic Redemption Option allows you to redeem a specific dollar amount from your account on a regular basis. For more information or to request the appropriate form, please call 1-800-525-3713.

PAYMENT OF REDEMPTION PROCEEDS
- BY CHECK
  Redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request.

- BY ELECTRONIC TRANSFER
  If you have established the electronic redemption option, your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request (ACH transfer). Wire transfers will be charged an $8 fee per wire and your bank may charge an additional fee to receive the wire. ACH transfers are made free of charge. Wire redemptions are not available for retirement accounts.

  If you would like to establish the electronic redemption option on an existing account, please call 1-800-525-3713 to request the appropriate form.

IF THE SHARES BEING REDEEMED WERE PURCHASED BY CHECK, TELEPHONE OR THROUGH THE AUTOMATIC MONTHLY INVESTMENT PROGRAM, THE FUND MAY DELAY THE PAYMENT OF YOUR REDEMPTION PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions,

JANUS BALANCED FUND PROSPECTUS                           FEBRUARY 17, 1998    19
your proceeds will be invested in Janus Money Market Fund - Investor Shares during the 15 day hold period.

WRITTEN INSTRUCTIONS
To redeem or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed on page 16 and must include the following information:

- the name of the Fund,

- the account number,

- the amount of money or number of shares being redeemed,

- the name(s) on the account,

- the signature(s) of all registered account owners, and

- your daytime telephone number.

SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE
- INDIVIDUAL, JOINT TENANTS, TENANTS IN COMMON: Written instructions must be signed by each shareholder, exactly as the names appear in the account registration.

- UGMA OR UTMA: Written instructions must be signed by the custodian in his/her capacity as it appears in the account registration.

- SOLE PROPRIETOR, GENERAL PARTNER: Written instructions must be signed by an authorized individual in his/her capacity as it appears on the account registration.

- CORPORATION, ASSOCIATION: Written instructions must be signed by the person(s) authorized to act on the account. In addition, a certified copy of the corporate resolution authorizing the signer to act must accompany the request.

- TRUST: Written instructions must be signed by the trustee(s). If the name(s) of the current trustee(s) does not appear in the account registration, a certificate of incumbency dated within 60 days must also be submitted.

- IRA: Written instructions must be signed by the account owner. If you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 59 1/2) or premature (before age 59 1/2) and, if premature, whether any exceptions such as death or disability apply with regard to the 10% additional tax on early distributions.

SIGNATURE GUARANTEE
In addition to the signature requirements, a SIGNATURE GUARANTEE IS ALSO REQUIRED if any of the following is applicable:

- You request a redemption that exceeds $100,000.

- You would like the check made payable to anyone other than the shareholder(s) of record.

 20   JANUS BALANCED FUND PROSPECTUS                           FEBRUARY 17, 1998

- You would like the check mailed to an address which has been changed within 10 days of the redemption request.

- You would like the check mailed to an address other than the address of record.

THE FUND RESERVES THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS. FOR MORE INFORMATION PERTAINING TO SIGNATURE GUARANTEES, PLEASE CALL 1-800-525-3713.

HOW TO OBTAIN A SIGNATURE GUARANTEE
A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee may not be provided by a notary public.

If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES
All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received and approved by the Fund (or its designated agent). The Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. The Fund's portfolio securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES
JANUS XPRESS LINE(TM)
Janus Xpress Line, our electronic telephone service, offers you 24-hour access by TouchTone(TM) telephone to obtain information on account balances, Fund performance or dividends. You can also make exchanges, purchases, redemptions and electronic transfers in existing accounts, request literature about any Janus fund, or order duplicate statements. Janus Xpress Line is accessed by calling 1-888-979-7737. Calls are limited to five minutes.

JANUS WEB SITE
Janus maintains a Web site located at http://www.Janus.com. You can access information such as your account balance and the Fund's NAV through the Web site. In addition, you may request and/or download a prospectus for any Janus fund.

JANUS BALANCED FUND PROSPECTUS                           FEBRUARY 17, 1998    21

ACCOUNT MINIMUMS
Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from accounts with values below the minimums described on page 14 or to close such accounts. This policy will apply to accounts participating in the Automatic Monthly Investment Program only if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. It is expected that accounts will be valued in September and the $10 fee will be assessed on the second Friday of September of each year. You will receive notice before we charge the $10 fee or close your account so that you may increase your account balance to the required minimum.

TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS
You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. A Processing Organization, rather than its customer, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates and certain Processing Organizations may receive compensation from the Fund for shareholder recordkeeping and similar services.

TAXPAYER IDENTIFICATION NUMBER
On the application or other appropriate form, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to the 31% backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold 31% of any dividends paid and redemption or exchange proceeds. In addition to the 31% backup withholding, you may be subject to a $50 fee to reimburse the Fund for any penalty that the IRS may impose.

SHARE CERTIFICATES
Most shareholders choose not to hold their shares in certificate form because account transactions such as exchanges and redemptions cannot be completed until the certificate has been returned to the Fund. The Fund will issue share certificates upon written request only. Share certificates will not be issued until the shares have been held for at least 15 days and will not be issued for accounts that do not meet the minimum investment requirements. Share certificates cannot be issued for retirement accounts. In addition, if the certificate is lost, there may be a replacement charge.

INVOLUNTARY REDEMPTION
The Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund.

 22   JANUS BALANCED FUND PROSPECTUS                           FEBRUARY 17, 1998

TELEPHONE TRANSACTIONS
You may initiate many transactions by telephone. The Fund and its agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

It may be difficult to reach an Investor Service Representative by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, please consider sending written instructions, stopping by a Service Center, or in the case of purchases, exchanges, redemptions and electronic transfers, calling the Janus Xpress Line.

TEMPORARY SUSPENSION OF SERVICES
The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services.

ADDRESS CHANGES
To change the address on your account, call 1-800-525-3713 or send a written request signed by all account owners. Include the name of the Fund, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

REGISTRATION CHANGES
To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information call 1-800-525-3713.

STATEMENTS AND REPORTS
Investors participating in an automatic investment program will receive quarterly confirmations of all transactions and dividends. The Fund will send you an immediate transaction confirmation statement after every non-systematic transaction.

Financial reports for the Fund, which include a list of the Fund's portfolio holdings, will be mailed semiannually to all shareholders. You will receive an updated prospectus annually. To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if more than one person in the household has a Fund account. Please call 1-800-525-3713 if you would like to receive additional reports or prospectuses..

JANUS BALANCED FUND PROSPECTUS                           FEBRUARY 17, 1998    23

                             MANAGEMENT OF THE FUND

TRUSTEES
The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to the Fund's investment objective and policies. The Trustees delegate the day-to-day management of the Fund to the officers of the Trust and meet at least quarterly to review the Fund's investment policies, performance, expenses and other business affairs.

INVESTMENT ADVISER
Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Fund and is responsible for the day-to-day management of its investment portfolio and other business affairs.

Janus Capital began serving as investment adviser to certain series of the Trust in 1970 and currently serves as investment adviser to all of the Janus funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts.

Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

Janus Capital furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are affiliated with Janus Capital.

PORTFOLIO MANAGER
BLAINE P. ROLLINS is Executive Vice President and portfolio manager of the Fund, which he has managed since January 1996, and Janus Equity Income Fund, which he has managed since inception. He has been an assistant portfolio manager of Janus Fund since January 1995. Mr. Rollins joined Janus Capital in 1990 and gained experience as a fixed-income trader and equity research analyst prior to assuming management responsibility for the Fund. He holds a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst.

PERSONAL INVESTING
Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts, except under the limited exceptions contained in Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other personnel to conduct their personal investment activities in a manner that Janus Capital

 24   JANUS BALANCED FUND PROSPECTUS                           FEBRUARY 17, 1998
believes is not detrimental to the Fund or Janus Capital's other advisory clients. See the SAI for more detailed information.

MANAGEMENT EXPENSES
The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The advisory agreement with the Fund spells out the management fee and other expenses that the Fund must pay. The Fund's management fee schedule (expressed as an annual rate) is set out in the chart below.

    AVERAGE DAILY NET ASSETS OF FUND            ANNUAL RATE PERCENTAGE (%)
--------------------------------------------------------------------------------
    First $300 Million                                     0.75
    Next  $200 Million                                     0.70
    Over  $500 Million                                     0.65
--------------------------------------------------------------------------------

The management fee schedule above was effective July 1, 1997. The actual management fee paid by the Fund for the fiscal year ended October 31, 1997, was 0.76% of the value of the Fund's average daily net assets. As asset size increases, the annual rate of the management fee declines in accordance with the above schedule. The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

PORTFOLIO TRANSACTIONS
Purchases and sales of securities on behalf of the Fund are executed by broker-dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability to obtain best price and execution for the Fund's transactions and recognizing brokerage, research and other services provided to the Fund and to Janus Capital. Janus Capital may also consider payments made by brokers effecting transactions for the Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. Janus Capital may also consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute transactions. The Fund's Trustees have authorized Janus Capital to place portfolio transactions on an agency basis with a broker-dealer affiliated with Janus Capital. When transactions for the Fund are effected with that broker-dealer, the commissions payable by the Fund are credited against certain Fund operating expenses serving to reduce those expenses. The SAI further explains the selection of broker-dealers.

OTHER SERVICE PROVIDERS
The following parties provide the Fund with administrative and other services.

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 0351
Boston, Massachusetts 02117-0351

JANUS BALANCED FUND PROSPECTUS                           FEBRUARY 17, 1998    25

TRANSFER AGENT
Janus Service Corporation
P.O. Box 173375
Denver, Colorado 80217-3375

DISTRIBUTOR
Janus Distributors, Inc.
100 Fillmore Street
Denver, Colorado 80206-4928

Janus Service Corporation and Janus Distributors, Inc. are wholly-owned subsidiaries of Janus Capital.

OTHER INFORMATION
ORGANIZATION
The Trust is a "mutual fund" that was organized as a Massachusetts business trust on February 11, 1986. A mutual fund is an investment vehicle that pools money from numerous investors and invests the money to achieve a specified objective. As of the date of this Prospectus, the Trust offers 19 separate series, three of which currently offer three classes of shares. The Trust currently offers the other 18 series by separate prospectuses.

SHAREHOLDER MEETINGS
The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called specifically for the Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by the Fund only if a matter affects or requires the vote of just the Fund or the Fund's interest in the matter differs from the interest of other portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own.

SIZE OF THE FUND
The Fund has no present plans to limit its size. However, the Fund may discontinue sales of its shares if management believes that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued, it is expected that existing shareholders of the Fund would be permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

MASTER/FEEDER OPTION
The Trust may in the future seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

 26   JANUS BALANCED FUND PROSPECTUS                           FEBRUARY 17, 1998

YEAR 2000
Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has entered into a consulting arrangement with one of the foremost experts in Year 2000 compliance to help Janus Capital successfully achieve Year 2000 compliance. Janus Capital does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Fund with service at current levels.

JANUS BALANCED FUND PROSPECTUS                           FEBRUARY 17, 1998    27

                            DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

TO AVOID TAXATION, THE INTERNAL REVENUE CODE REQUIRES THE FUND TO DISTRIBUTE NET INCOME AND ANY NET GAINS REALIZED ON ITS INVESTMENTS ANNUALLY. THE FUND'S INCOME FROM DIVIDENDS AND INTEREST AND ANY NET REALIZED SHORT-TERM CAPITAL GAINS ARE PAID TO SHAREHOLDERS AS ORDINARY INCOME DIVIDENDS. NET REALIZED LONG-TERM GAINS ARE PAID TO SHAREHOLDERS AS CAPITAL GAINS DISTRIBUTIONS. DIVIDENDS ARE DECLARED AND PAID QUARTERLY, WHILE CAPITAL GAINS DISTRIBUTIONS ARE DECLARED AND PAID IN DECEMBER.

HOW DISTRIBUTIONS AFFECT A FUND'S NAV
Distributions are paid to shareholders as of the record date of the distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.

"BUYING A DIVIDEND"
If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

DISTRIBUTION OPTIONS
When you open an account, you must specify on your application how you want to receive your distributions. You may change your distribution option at any time by writing the Fund at one of the addresses on page 16 or calling
1-800-525-3713. The Fund offers the following options:

1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares. This option is assigned automatically if no other choice is made.

2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

 28   JANUS BALANCED FUND PROSPECTUS                           FEBRUARY 17, 1998

3. REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

4. REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.

The Fund reserves the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

TAXES
As with any investment, you should consider the tax consequences of investing in the Fund. The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You may wish to consult your own tax adviser. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

TAXES ON DISTRIBUTIONS
Dividends and distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. In certain states, a portion of the dividends and distributions (depending on the source of the Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

TAXATION OF THE FUND
Dividends, interest and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund which will reduce its investment income.

The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

JANUS BALANCED FUND PROSPECTUS                           FEBRUARY 17, 1998    29

                                   APPENDIX A

GLOSSARY OF INVESTMENT TERMS
This glossary provides a more detailed description of some of the types of securities and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES
BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Fund may purchase commercial paper issued under
Section 4(2) of the Securities Act of 1933.

COMMON STOCK represents a share of ownership in a company, and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed

 30   JANUS BALANCED FUND PROSPECTUS                           FEBRUARY 17, 1998
through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

PASSIVE FOREIGN INVESTMENT COMPANIES ("PFICS") are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

PREFERRED STOCK is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

REPURCHASE AGREEMENTS involve the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually heavy redemption requests, or for other temporary or emergency purposes.

RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

STANDBY COMMITMENTS are obligations purchased by the Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

JANUS BALANCED FUND PROSPECTUS                           FEBRUARY 17, 1998    31

STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

WARRANTS are securities, typically issued with preferred stocks or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such

 32   JANUS BALANCED FUND PROSPECTUS                           FEBRUARY 17, 1998
securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Fund may purchase and write put and call options on securities, securities indices and foreign currencies.

JANUS BALANCED FUND PROSPECTUS                           FEBRUARY 17, 1998    33

[JANUS LOGO]

      P.O. Box 173375   o   Denver, CO 80217-3375   o   1-800-525-3713
                Janus Distributors, Inc.  Member NASD.  (2/98)

                            JANUS ENTERPRISE FUND
                                  PROSPECTUS


                                                                    [JANUS LOGO]

                             JANUS ENTERPRISE FUND

                              100 Fillmore Street
                             Denver, CO 80206-4928
                                 1-800-525-3713
                              http://www.Janus.com

                               FEBRUARY 17, 1998

Janus Enterprise Fund (the "Fund") is a no-load, nondiversified mutual fund that seeks long-term growth of capital. The Fund intends to invest primarily in common stocks, with an emphasis on securities issued by medium-sized companies.

For complete information on how to purchase, exchange and sell shares, please see the Shareholder's Manual beginning on page 14.

The Fund is a portfolio of Janus Investment Fund (the "Trust"), which is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. This Prospectus contains information about the Fund that you should consider before investing. Please read it carefully and keep it for future reference.

Additional information about the Fund is contained in a Statement of Additional Information ("SAI") filed with the SEC. The SAI dated February 17, 1998, is incorporated by reference into this Prospectus. For a copy of the SAI, write or call the Fund at the address or phone number listed above. The SEC maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated by reference, and other information regarding the Fund.

THE FUND'S SHARES ARE NOT BANK DEPOSITS, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SEC NOR HAS THE SEC PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

JANUS ENTERPRISE FUND PROSPECTUS                               FEBRUARY 17, 1998

                                    CONTENTS

THE FUND AT A GLANCE
Brief description of the Fund................    2
EXPENSE INFORMATION
The Fund's annual operating expenses.........    3
Financial Highlights - a summary of financial
  data.......................................    4
THE FUND IN DETAIL
Investment Objective and Policies............    6
General Portfolio Policies...................    8
Additional Risk Factors......................   10
PERFORMANCE TERMS
An Explanation of Performance Terms..........   13
SHAREHOLDER'S MANUAL
Minimum Investments..........................   14
Types of Account Ownership...................   14
How to Open Your Janus Account...............   16
How to Purchase Shares.......................   16
How to Exchange Shares.......................   18
How to Redeem Shares.........................   19
Shareholder Services and Account Policies....   21
MANAGEMENT OF THE FUND
Investment Adviser and Portfolio Manager.....   24
Personal Investing...........................   24
Management Expenses..........................   25
Portfolio Transactions.......................   25
Other Service Providers......................   25
Other Information............................   26
DISTRIBUTIONS AND TAXES
Distributions................................   27
Taxes........................................   28
APPENDIX A
Glossary of Investment Terms.................   29

JANUS ENTERPRISE FUND PROSPECTUS                          FEBRUARY 17, 1998    1

                              THE FUND AT A GLANCE

INVESTMENT OBJECTIVE:
The investment objective of the Fund is long-term growth of capital.

PRIMARY HOLDINGS:
A nondiversified fund that pursues its investment objective by investing primarily in common stocks, with an emphasis on securities issued by medium-sized companies.

SHAREHOLDER'S INVESTMENT HORIZON:
The Fund is designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with investments in common stocks. The Fund is not designed as a short-term trading vehicle and should not be relied upon for short-term financial needs.

FUND ADVISER:
Janus Capital Corporation ("Janus Capital") serves as the Fund's investment adviser. Janus Capital has been in the investment advisory business for over 27 years and currently manages approximately $70 billion in assets.

FUND MANAGER:
James P. Goff

FUND INCEPTION:
September 1992

 2   JANUS ENTERPRISE FUND PROSPECTUS                          FEBRUARY 17, 1998

                              EXPENSE INFORMATION

The following tables and example are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. Shareholder Transaction Expenses are fees charged directly to your individual account when you buy, sell or exchange shares. The table below shows that you pay no such fees. Annual Operating Expenses are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services.

    SHAREHOLDER TRANSACTION EXPENSES

         Maximum sales load imposed on purchases              None
         Maximum sales load imposed on reinvested dividends   None
         Deferred sales charges on redemptions                None
         Redemption fee*                                      None
         Exchange fee                                         None

    * There is an $8 service fee for redemptions by wire.

ANNUAL OPERATING EXPENSES(1)
(expressed as a percentage of average net assets)

------------------------------------------------------------
Management Fee                                         0.72%
Other Expenses                                         0.35%
------------------------------------------------------------
Total Operating Expenses                               1.07%
------------------------------------------------------------

(1)The Management Fee reflects a revised fee schedule effective July 1, 1997, applied to net assets as of October 31, 1997. Other Expenses are based on expenses before expense offset arrangements for the fiscal year ended October 31, 1997.

EXAMPLE

-------------------------------------------------------------------------
                                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
-------------------------------------------------------------------------
Assume you invest $1,000, the Fund
returns 5% annually and its expense
ratio remains as listed above. This
example shows the operating expenses
that you would indirectly bear as an
investor in the Fund.                   $11      $34      $59      $131

--------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

JANUS ENTERPRISE FUND PROSPECTUS                          FEBRUARY 17, 1998    3

                              FINANCIAL HIGHLIGHTS

The information below is for fiscal periods ending on October 31st of each year and has been audited by the accounting firm of Price Waterhouse LLP. Their report is included in the Fund's Annual Report, which is incorporated by reference into the SAI.

                                                1997       1996       1995       1994       1993     1992(1)
------------------------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD       $31.19     $27.14     $24.43     $21.87     $17.09     $15.00
------------------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income (loss)                   --         --       0.52     (0.06)       0.04         --
 3. Net gains or (losses) on securities
    (both realized and unrealized)               0.95       5.85       3.09       3.18       4.76       2.09
------------------------------------------------------------------------------------------------------------
 4. Total from investment operations             0.95       5.85       3.61       3.12       4.80       2.09
------------------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)         --         --     (0.52)     (0.02)     (0.02)         --
 6. Distributions (from capital gains)         (1.28)     (1.80)     (0.38)     (0.54)         --         --
------------------------------------------------------------------------------------------------------------
 7. Total distributions                        (1.28)     (1.80)     (0.90)     (0.56)     (0.02)         --
------------------------------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD             $30.86     $31.19     $27.14     $24.43     $21.87     $17.09
------------------------------------------------------------------------------------------------------------
 9. Total return*                               3.31%     22.43%     15.46%     14.56%     28.09%     13.93%
------------------------------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)      $552       $732       $459       $370       $239         $8
11. Average net assets for the period (in
    millions)                                    $614       $596       $408       $270       $188         $2
12. Ratio of gross expenses to average net
    assets**                                    1.07%      1.14%      1.26%        N/A        N/A        N/A
13. Ratio of net expenses to average net
    assets**                                    1.04%      1.12%      1.23%      1.25%      1.36%      2.50%
14. Ratio of net investment income/(loss) to
    average net assets**                       (0.61%)    (0.78%)      0.02%    (0.32%)      0.14%    (0.81%)
15. Portfolio turnover rate**                    111%        93%       194%       193%       201%        53%
16. Average commission rate                    $.0360     $.0333        N/A        N/A        N/A        N/A
------------------------------------------------------------------------------------------------------------

(1) Fiscal period from September 1, 1992 (inception) to October 31, 1992.
 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

 4   JANUS ENTERPRISE FUND PROSPECTUS                          FEBRUARY 17, 1998

                               UNDERSTANDING THE
                              FINANCIAL HIGHLIGHTS

This section is designed to help you better understand the information summarized in the Financial Highlights table. The table contains important historical operating information that may be useful in making your investment decision or understanding how your investment has performed. The Fund's Annual Report contains additional information about the Fund's performance, including a comparison to an appropriate securities index. For a copy of the Annual Report, call 1-800-525-8983.

NET ASSET VALUE ("NAV") is the value of a single share of the Fund. It is computed by adding the value of all of the Fund's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding. The difference between line 1 and line 8 in the Financial Highlights table represents the change in value of a Fund share over the fiscal period, but not its total return.

NET INVESTMENT INCOME is the per share amount of dividends and interest income earned on securities held by the Fund, less Fund expenses. DIVIDENDS (FROM NET INVESTMENT INCOME) are the per share amount that the Fund paid from net investment income.

NET GAINS (OR LOSSES) ON SECURITIES is the per share increase or decrease in value of the securities the Fund holds. A gain (or loss) is realized when securities are sold. A gain (or loss) is realized when securities increase or decrease in value but are not sold. DISTRIBUTIONS (FROM CAPITAL GAINS) are the per share amount that the Fund paid from net realized gains.

TOTAL RETURN is the percentage increase or decrease in the value of an investment over a stated period of time. Total return includes both changes in NAV and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution.

RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS is the total of the Fund's operating expenses before expense offset arrangements divided by its average net assets for the stated period. The Fund was not required to disclose the ratio of gross expenses to average net assets prior to 1995. RATIO OF NET EXPENSES TO AVERAGE NET ASSETS reflects reductions in expenses through the use of brokerage commissions and uninvested cash balances earning interest or balance credits.

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS is the Fund's net investment income divided by its average net assets for the stated period.

PORTFOLIO TURNOVER RATE is a measure of the amount of the Fund's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of the Fund's portfolio securities.

AVERAGE COMMISSION RATE is the total of the Fund's agency commissions paid on equity securities trades divided by the number of shares purchased and sold.

JANUS ENTERPRISE FUND PROSPECTUS                          FEBRUARY 17, 1998    5

                               THE FUND IN DETAIL

This section takes a closer look at the Fund's investment objective, policies and the securities in which the Fund invests. Policies that are noted as "fundamental" cannot be changed without a shareholder vote. All other policies, including the Fund's investment objective, are not fundamental and may be changed by the Fund's Trustees without a shareholder vote. You will be notified of any material changes.

You should carefully consider your own investment goals, time horizon (the amount of time you plan to hold your shares of the Fund) and risk tolerance before investing in the Fund. If there is a material change in the Fund's objective or policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

You should also carefully review the "Additional Risk Factors" section of this Prospectus for a more detailed discussion of the risks associated with certain investment techniques. Appendix A includes more detailed descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE
The investment objective of the Fund is long-term growth of capital. It is a nondiversified fund that pursues its objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index (the "MidCap Index"). Companies whose capitalization falls outside this range after the Fund's initial purchase continue to be considered medium-sized companies for the purpose of this policy. As of December 31, 1997, the MidCap Index included companies with capitalizations between approximately $213 million and $13.7 billion. The range of the MidCap Index is expected to change on a regular basis. Subject to the above policy, the Fund may also invest in smaller or larger issuers.

TYPES OF INVESTMENTS
The Fund invests primarily in common stocks selected for their growth potential. The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities when its portfolio manager perceives an opportunity for capital growth from such securities or to receive a return on idle cash. The Fund may invest up to 25% of its assets in mortgage- and asset-backed securities, up to 10% of its assets in zero coupon, pay-in-kind and step-coupon securities, and without limit in indexed/structured securities. The Fund will invest less than 35% of its assets in high-yield/high-risk securities. The Fund may also purchase high-grade commercial paper, certificates of deposit, and repurchase agreements. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors. The Fund may also invest in short-term debt securities, including money market funds managed by Janus Capital, as a means of receiving a return on idle cash.

When the Fund's portfolio manager believes that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate

 6   JANUS ENTERPRISE FUND PROSPECTUS                          FEBRUARY 17, 1998
investment opportunities with favorable risk/return characteristics, the Fund's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Fund does not always stay fully invested in stocks and bonds. Cash or similar investments are a residual - they represent the assets that remain after the portfolio manager has committed available assets to desirable investment opportunities. When the Fund is hedged or its investments in cash or similar investments increase, it may not participate in market advances or declines to the extent that it would if it remained more fully invested in common stocks.

The Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies. The Fund may use options, futures and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return. See "Additional Risk Factors" on page 10. The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.

The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. See "Additional Risk Factors" on page 10.

THE FOLLOWING QUESTIONS ARE DESIGNED TO HELP YOU BETTER UNDERSTAND AN INVESTMENT IN THE FUND.

Q:   HOW ARE COMMON STOCKS SELECTED?

A: The Fund may invest substantially all of its assets in common stocks to the extent its portfolio manager believes that the relevant market environment favors profitable investing in those securities. The portfolio manager generally takes a "bottom up" approach to building the portfolio. In other words, the manager seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Fund, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration. Any income realized on the Fund's investments will be incidental to its objective.

Q:   ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

A: Generally, yes. The portfolio manager seeks companies that meet his selection criteria regardless of country of organization or place of principal business activity. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. See "Additional Risk Factors" on page 10.

JANUS ENTERPRISE FUND PROSPECTUS                          FEBRUARY 17, 1998    7

Q:   WHAT IS THE MAIN RISK OF INVESTING
     IN A GROWTH FUND?

A: Since the Fund usually invests heavily in common stocks, the fundamental risk is that the value of the stocks the Fund holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other investment choices. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. See "Additional Risk Factors.".

Q:   WHAT IS MEANT BY
     "MARKET CAPITALIZATION"?

A: Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, under normal market circumstances, the Fund will emphasize issuers with market capitalizations in the range of the MidCap Index.

Q:   HOW DOES A DIVERSIFIED FUND DIFFER
     FROM A NONDIVERSIFIED FUND?

A: A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a diversified fund. Because the appreciation or depreciation of a single stock may have a greater impact on the share price of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund.

Q:   HOW DOES THE FUND
     TRY TO REDUCE RISK?

A: The Fund may use futures, options and other derivative instruments to protect the portfolio from movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. See "Additional Risk Factors" on page 10.

GENERAL PORTFOLIO POLICIES
In investing its assets, the Fund will follow the general policies listed below. The percentage limitations included in these policies and elsewhere in this Prospectus apply only at the time of purchase of the security. For example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

DIVERSIFICATION
The Investment Company Act of 1940 (the "1940 Act") classifies investment companies as either diversified or nondiversified. The Fund qualifies as a nondiversified fund under the 1940 Act and is subject to the following diversification requirements:

- As a fundamental policy, the Fund may not own more than 10% of the outstanding voting shares of any issuer.

 8   JANUS ENTERPRISE FUND PROSPECTUS                          FEBRUARY 17, 1998

- As a fundamental policy, with respect to 50% of its total assets, the Fund will not purchase a security of any issuer (other than cash items and U.S. government securities, as defined in the 1940 Act) if such purchase would cause the Fund's holdings of that issuer to amount to more than 5% of the Fund's total assets.

- The Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. government securities).

- The Fund reserves the right to become a diversified company by limiting the investments in which more than 5% of its total assets are invested.

INDUSTRY CONCENTRATION
As a fundamental policy, the Fund will not invest 25% or more of its total assets in any particular industry (excluding U.S. government securities).

PORTFOLIO TURNOVER
The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. Changes are made in the Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

To a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains.

ILLIQUID INVESTMENTS
The Fund may invest up to 15% of its net assets in illiquid investments, including restricted securities or private placements that are not deemed to be liquid by Janus Capital. If illiquid securities exceed 15% of a Fund's net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. Janus Capital will follow guidelines established by the Trustees of the Trust ("Trustees") in making liquidity determinations for Rule 144A securities and other securities, including privately placed commercial paper.

BORROWING AND LENDING
The Fund may borrow money and lend securities or other assets, as follows:

- The Fund may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets.

- The Fund may mortgage or pledge securities as security for borrowings in amounts up to 15% of its net assets.

JANUS ENTERPRISE FUND PROSPECTUS                          FEBRUARY 17, 1998    9

- As a fundamental policy, the Fund may lend securities or other assets if, as a result, no more than 25% of its total assets would be lent to other parties.

Under the terms of an exemptive order received from the SEC, the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above percentage limits.

ADDITIONAL RISK FACTORS
INVESTMENTS IN SMALLER COMPANIES
Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers. The Fund may invest in companies that have relatively small revenues, have a small share of the market for their products or services, or have limited geographic or product markets. Smaller or newer companies may lack depth of management, they may be unable to generate internally funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger companies. Securities of small companies held by the Fund may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wider price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

SPECIAL SITUATIONS
Special situations may include, among others, significant changes in a company's allocation of its existing capital, a restructuring of assets, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

FOREIGN SECURITIES
Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in comparable domestic securities. Securities of some foreign companies and governments may be traded in the United States, but most foreign securities are traded primarily in foreign markets. The risks of foreign investing include:

- CURRENCY RISK. The Fund may buy the local currency when it buys a foreign currency denominated security and sell the local currency when it sells the security. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even though the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

- POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries

 10   JANUS ENTERPRISE FUND PROSPECTUS                         FEBRUARY 17, 1998
  which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country. The Fund may invest in emerging market countries. Emerging market countries involve greater risks such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.

- REGULATORY RISK. There may be less government supervision of foreign markets. Foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers.

- MARKET RISK. Foreign securities markets, particularly those of underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

- TRANSACTION COSTS. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody costs, are generally higher than those involved in domestic transactions.

Foreign securities purchased indirectly (e.g., depositary receipts) are subject to many of the above risks, including currency risk, because their values depend on the performance of a foreign security denominated in its home currency.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS
The Fund may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts ("futures contracts") and may invest in options on securities, financial indices and foreign currencies ("options"), forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Fund intends to use derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Fund may also use derivative instruments for non-hedging purposes such as seeking to increase the Fund's income or otherwise seeking to enhance return. Please refer to Appendix A to this Prospectus and the SAI for a more detailed discussion of these instruments.

The use of derivative instruments exposes the Fund to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include:

- the risk that interest rates, securities prices and currency markets will not move in the direction that the portfolio manager anticipates;

- imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

- the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

JANUS ENTERPRISE FUND PROSPECTUS                         FEBRUARY 17, 1998    11

- inability to close out certain hedged positions to avoid adverse tax consequences;

- the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

- leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and

- particularly in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the Fund worse off than if it had not entered into the position.

Although the Fund believes the use of derivative instruments will benefit the Fund, the Fund's performance could be worse than if the Fund had not used such instruments if the portfolio manager's judgement proves incorrect.

When the Fund invests in a derivative instrument, it may be required to segregate cash and other liquid assets or certain portfolio securities with its custodian to "cover" the Fund's position. Assets segregated or set aside generally may not be disposed of so long as the Fund maintains the positions requiring segregation or cover. Segregating assets could diminish the Fund's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

HIGH-YIELD/HIGH-RISK SECURITIES
High-yield/high-risk securities (or "junk" bonds) are debt securities rated below investment grade by the primary rating agencies such as Standard & Poor's Ratings Services ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's").

The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments.

Issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. The market for lower quality securities is generally less liquid than the market for higher quality securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower quality securities.

Please refer to the SAI for a description of bond rating categories.

SHORT SALES
The Fund may engage in "short sales against the box." This technique involves selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box to hedge against

 12   JANUS ENTERPRISE FUND PROSPECTUS                         FEBRUARY 17, 1998
anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

See Appendix A for risks associated with certain other investments.

                               PERFORMANCE TERMS

This section will help you understand various terms that are commonly used to describe the Fund's performance. You may see references to these terms in our newsletters, advertisements and in media articles. Our newsletters and advertisements may include comparisons of the Fund's performance to the performance of other mutual funds, mutual fund averages or recognized stock market indices. The Fund generally measures performance in terms of total return.

CUMULATIVE TOTAL RETURN represents the actual rate of return on an investment for a specified period. The Financial Highlights table shows total return for a single fiscal period. Cumulative total return is generally quoted for more than one year (e.g., the life of the Fund). A cumulative total return does not show interim fluctuations in the value of an investment.

AVERAGE ANNUAL TOTAL RETURN represents the average annual percentage change of an investment over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in the Fund's return and are not the same as actual annual results.

THE FUND IMPOSES NO SALES OR OTHER CHARGES THAT WOULD AFFECT TOTAL RETURN COMPUTATIONS. FUND PERFORMANCE FIGURES ARE BASED UPON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. INVESTMENT RETURNS AND NET ASSET VALUE WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

JANUS ENTERPRISE FUND PROSPECTUS                         FEBRUARY 17, 1998    13

                              SHAREHOLDER'S MANUAL

This section will help you become familiar with the different types of accounts you can establish with Janus. It also explains in detail the wide array of services and features you can establish on your account as well as account policies and fees that may apply to your account. Account policies (including fees), services and features may be modified or discontinued without shareholder approval or prior notice.

    MINIMUM INVESTMENTS*

      To open a new account..............................   $2,500
      To open a new retirement or UGMA/UTMA account......   $  500
      To open a new account with an Automatic Investment
        Program..........................................   $  500**
      To add to any type of an account...................   $  100+

     * The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of accounts.
    ** An Automatic Investment Program requires a $100 minimum automatic investment per month until the account balance reaches $2,500.

     + The minimum subsequent investment for IRA or UGMA/UTMA accounts is $50.

HOW TO GET IN TOUCH WITH JANUS
If you have any questions while reading this Prospectus, please call one of our Investor Service Representatives at 1-800-525-3713 Monday-Friday: 8:00 a.m.-8:00 p.m., and Saturday: 10:00 a.m.-4:00 p.m., New York time. The Quick Address and Telephone Reference below includes other ways to get in touch with Janus.

   QUICK ADDRESS AND TELEPHONE REFERENCE

    MAILING ADDRESS                    JANUS XPRESS LINE      1-888-979-7737
    Janus                              For 24-hour access to account and
    P.O. Box 173375                    fund information, exchanges and
    Denver, CO 80217-3375              purchases, automated daily quotes on
                                       fund share prices, yields and total
    FOR OVERNIGHT CARRIER              returns.
    Janus                              TDD                     1-800-525-0056
    Suite 101                          A telecommunications device for our
    3773 Cherry Creek North Drive      hearing- and speech-impaired
    Denver, CO 80209-3811              shareholders.
    JANUS INTERNET ADDRESS             JANUS LITERATURE LINE  1-800-525-8983
    http://www.Janus.com               To request a prospectus, shareholder
                                       reports or marketing materials.

TYPES OF ACCOUNT OWNERSHIP
If you are investing for the first time, you will need to establish an account. You can establish the following types of accounts by completing a New Account Application. To request an application, call 1-800-525-3713.

 14   JANUS ENTERPRISE FUND PROSPECTUS                         FEBRUARY 17, 1998

- INDIVIDUAL OR JOINT OWNERSHIP. Individual accounts are owned by one person. Joint accounts have two or more owners.

- A GIFT OR TRANSFER TO MINOR (UGMA OR UTMA). An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's Social Security number on the application.

- TRUST. An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

- BUSINESS ACCOUNTS. Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

TAX-DEFERRED ACCOUNTS
If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax deferred accounts include retirement plans and the Education IRA. Distributions from these plans are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 59 1/2 or if used for a nonqualifying purpose. You should consult your tax advisor or legal counsel before selecting a tax-deferred account.

Investors Fiduciary Trust Company serves as custodian for the tax-deferred accounts offered by the Fund. You will be charged an annual account maintenance fee of $12 for each Fund Account, up to a maximum of $24 for two or more Fund accounts registered under the same taxpayer identification number. Each Janus fund you own under your IRA account is considered a separate "Fund account." You may pay the fee by check or have it automatically deducted from your account (usually in December). The Fund reserves the right to change the amount of this fee or waive it in whole or in part for certain types of accounts.

The following plans require a special application. For an application and more details about our Retirement Plans, call 1-800-525-3713.

- REGULAR AND ROTH INDIVIDUAL RETIREMENT ACCOUNT ("IRAS"): Both types of IRAs allow most individuals under the age of 70 1/2 with earned income to contribute up to the lesser of $2,000 ($4,000 for most married couples) or 100% of compensation annually. Please refer to the Janus IRA booklet for more complete information regarding the different types of IRAs.

- EDUCATION IRA: This plan allows individuals, subject to certain income limitations, to contribute up to $500 annually on behalf of any child under the age of 18. Please refer to the Janus IRA broker for more complete information regarding the Education IRA.

- SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP"): This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

JANUS ENTERPRISE FUND PROSPECTUS                         FEBRUARY 17, 1998    15

- PROFIT SHARING OR MONEY PURCHASE PENSION PLAN: These plans are open to corporations, partnerships and sole proprietors to benefit their employees and themselves.

- SECTION 403(b)(7) PLAN: Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a
  Section 403(b)(7) Plan.

HOW TO OPEN YOUR JANUS ACCOUNT
Complete and sign the appropriate application. Please be sure to provide your Social Security or taxpayer identification number on the application. Make your check payable to Janus. The Fund is only available to U.S. citizens or residents, and your application will be returned if you do not meet these criteria. Send all items to one of the following addresses:

For Overnight Carrier
--------------------
Janus

Suite 101
3773 Cherry Creek North Drive
Denver, CO 80209-3811

For All Other Inquiries
---------------------
Janus

P.O. Box 173375
Denver, CO 80217-3375

INVESTOR SERVICE CENTERS
Janus offers two Investor Service Centers for those individuals who would like to conduct their investing in person. Our representatives will be happy to assist you at either of the following locations Monday-Friday 7:00 a.m. to 6:00 p.m. Mountain time and Saturday 9:00 a.m. to 1:00 p.m. Mountain time.

100 Fillmore Street, Suite 100
Denver, CO 80206

3773 Cherry Creek North Drive, Suite 101
Denver, CO 80209

HOW TO PURCHASE SHARES
PAYING FOR SHARES
When you purchase shares, your request will be processed at the next NAV calculated after your order is received and accepted. Please note the following:

- Cash, credit cards, third party checks and credit card checks will not be accepted.

- All purchases must be made in U.S. dollars.

- Checks must be drawn on a U.S. bank and made payable to Janus.

- If a check does not clear your bank, the Fund reserves the right to cancel the purchase.

 16   JANUS ENTERPRISE FUND PROSPECTUS                         FEBRUARY 17, 1998

- If the Fund is unable to debit your predesignated bank account on the day of purchase, it may make additional attempts or cancel the purchase.

- The Fund reserves the right to reject any specific purchase request.

If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. The Fund (or its agents) has the authority to redeem shares in your account(s) to cover any such losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

ONCE YOU HAVE OPENED YOUR JANUS ACCOUNT, THE MINIMUM AMOUNT FOR AN ADDITIONAL INVESTMENT IS $100 ($50 FOR IRAS OR UGMA/UTMA ACCOUNTS). You may add to your account at any time through any of the following options:

BY MAIL
Complete the remittance slip attached at the bottom of your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to one of the addresses listed previously. You may also request a booklet of remittance slips for non-retirement accounts.

BY TELEPHONE
This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. To purchase shares by telephone, call an Investor Service Representative at 1-800-525-3713 during normal business hours or call the Janus Xpress Line, 1-888-979-7737, for access to this option 24 hours a day. When you make an additional purchase by telephone, Janus will automatically debit your predesignated bank account for the desired amount. To establish the telephone purchase option on your new account, complete the "Telephone Purchase of Shares Option" section on the application and attach a "voided" check or deposit slip from your bank account. If your account is already established, call 1-800-525-3713 to request the appropriate form. This option will become effective ten business days after the form is received.

BY WIRE
Purchases may also be made by wiring money from your bank account to your Janus account. Call 1-800-525-3713 to receive wiring instructions.

AUTOMATIC INVESTMENT PROGRAMS
Janus offers several automatic investment programs to help investors achieve their financial goals as simply and conveniently as possible. You may open a new account with a $500 initial purchase and $100 automatic subsequent investments.

- AUTOMATIC MONTHLY INVESTMENT PROGRAM
  You select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. To establish this option, complete the "Automatic Monthly Investment Program" section on the application and attach a "voided" check or deposit slip from your bank account. If your Fund account is already established, call 1-800-525-3713 to request the appropriate form.

JANUS ENTERPRISE FUND PROSPECTUS                         FEBRUARY 17, 1998    17

- PAYROLL DEDUCTION
  If your employer can initiate an automatic payroll deduction, you may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account. To obtain information on establishing this option, call 1-800-525-3713.

- BY SYSTEMATIC EXCHANGE
  With a Systematic Exchange you determine the amount of money ($100 minimum) you would like automatically exchanged from one Janus account to another on any day of the month. For more information on how to establish this option, call 1-800-525-3713.

HOW TO EXCHANGE SHARES
On any business day, you may exchange all or a portion of your shares into any other available Janus fund.

IN WRITING
To request an exchange in writing, please follow the instructions for written requests on page 20.

BY TELEPHONE
All accounts are automatically eligible for the telephone exchange option. To exchange shares by telephone, call an Investor Service Representative at 1-800-525-3713 during normal business hours or call the Janus Xpress Line, 1-888-979-7737, for access to this option 24 hours a day.

BY SYSTEMATIC EXCHANGE
As noted above, you may establish a Systematic Exchange for as little as a $100 subsequent purchase per month on established accounts. You may establish a new account with a $500 initial purchase and subsequent $100 systematic exchanges. If the balance in the account you are exchanging from falls below the systematic exchange amount, all remaining shares will be exchanged and the program will be discontinued.

EXCHANGE POLICIES
- Except for Systematic Exchanges, new accounts established by exchange must be opened with $2,500 or the total account value if the value of the account you are exchanging from is less than $2,500.

- Exchanges between existing accounts must meet the $100 subsequent investment requirement.

- You may make four exchanges out of the Fund during a calendar year (exclusive of Systematic Exchanges). Exchanges in excess of this limit may be subject to an exchange fee or may result in termination of the exchange privilege.

- The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time. For example, the Fund may reject exchanges from accounts engaged in or known to engage in excessive trading (including market timing transactions).

- Exchanges between accounts will be accepted only if the registrations are identical.

 18   JANUS ENTERPRISE FUND PROSPECTUS                         FEBRUARY 17, 1998

- If the shares you are exchanging are held in certificate form, you must return the certificate to your Fund prior to making any exchanges.

- Be sure that you read the prospectus for the fund into which you are exchanging.

- An exchange represents the sale of shares from one fund and the purchase of shares of another fund, which may produce a taxable gain or loss in a non-tax deferred account.

HOW TO REDEEM SHARES
On any business day, you may redeem all or a portion of your shares. If the shares are held in certificate form, the certificate must be returned with or before your redemption request. Your transaction will be processed at the next NAV calculated after your order is received and accepted.

IN WRITING
To request a redemption in writing, please follow the instructions for written requests noted on page 20.

BY TELEPHONE
Most accounts have the telephone redemption option, unless this option was specifically declined on the application or in writing. This option enables you to request redemptions daily from your account by calling 1-800-525-3713 by the close of the regular trading session of the New York Stock Exchange ("NYSE"), normally 4:00 p.m. New York time. You may also use Janus Xpress Line, 1-888-979-7737, for access to this option 24 hours a day. Redemption requests received through Janus Xpress Line will be processed at the NAV next calculated after receipt and acceptance of the request. (There is a daily limit of $100,000 per account for redemptions payable by check).

SYSTEMATIC REDEMPTION OPTION
The Systematic Redemption Option allows you to redeem a specific dollar amount from your account on a regular basis. For more information or to request the appropriate form, please call 1-800-525-3713.

PAYMENT OF REDEMPTION PROCEEDS
- BY CHECK
  Redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request.

- BY ELECTRONIC TRANSFER
  If you have established the electronic redemption option, your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request (ACH transfer). Wire transfers will be charged an $8 fee per wire and your bank may charge an additional fee to receive the wire. ACH transfers are made free of charge. Wire redemptions are not available for retirement accounts.

  If you would like to establish the electronic redemption option on an existing account, please call 1-800-525-3713 to request the appropriate form.

JANUS ENTERPRISE FUND PROSPECTUS                         FEBRUARY 17, 1998    19

IF THE SHARES BEING REDEEMED WERE PURCHASED BY CHECK, TELEPHONE OR THROUGH THE AUTOMATIC MONTHLY INVESTMENT PROGRAM, THE FUND MAY DELAY THE PAYMENT OF YOUR REDEMPTION PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in Janus Money Market Fund - Investor Shares during the 15 day hold period.

WRITTEN INSTRUCTIONS
To redeem or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed on page 16 and must include the following information:

- the name of the Fund,

- the account number,

- the amount of money or number of shares being redeemed,

- the name(s) on the account,

- the signature(s) of all registered account owners, and

- your daytime telephone number.

SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE
- INDIVIDUAL, JOINT TENANTS, TENANTS IN COMMON: Written instructions must be signed by each shareholder, exactly as the names appear in the account registration.

- UGMA OR UTMA: Written instructions must be signed by the custodian in his/her capacity as it appears in the account registration.

- SOLE PROPRIETOR, GENERAL PARTNER: Written instructions must be signed by an authorized individual in his/her capacity as it appears on the account registration.

- CORPORATION, ASSOCIATION: Written instructions must be signed by the person(s) authorized to act on the account. In addition, a certified copy of the corporate resolution authorizing the signer to act must accompany the request.

- TRUST: Written instructions must be signed by the trustee(s). If the name(s) of the current trustee(s) does not appear in the account registration, a certificate of incumbency dated within 60 days must also be submitted.

- IRA: Written instructions must be signed by the account owner. If you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 59 1/2) or premature (before age 59 1/2) and, if premature, whether any exceptions such as death or disability apply with regard to the 10% additional tax on early distributions.

 20   JANUS ENTERPRISE FUND PROSPECTUS                         FEBRUARY 17, 1998

SIGNATURE GUARANTEE
In addition to the signature requirements, a SIGNATURE GUARANTEE IS ALSO REQUIRED if any of the following is applicable:

- You request a redemption that exceeds $100,000.

- You would like the check made payable to anyone other than the shareholder(s) of record.

- You would like the check mailed to an address which has been changed within 10 days of the redemption request.

- You would like the check mailed to an address other than the address of record.

THE FUND RESERVES THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS. FOR MORE INFORMATION PERTAINING TO SIGNATURE GUARANTEES, PLEASE CALL 1-800-525-3713.

HOW TO OBTAIN A SIGNATURE GUARANTEE
A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee may not be provided by a notary public.

If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES
All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received and approved by the Fund (or its designated agent). The Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. The Fund's portfolio securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES
JANUS XPRESS LINE(TM)
Janus Xpress Line, our electronic telephone service line, offers you 24-hour access by TouchTone(TM) telephone to obtain information on account balances, Fund performance or dividends. You can also make exchanges, purchases, redemptions and electronic transfers in existing accounts, request literature about any Janus fund, or order duplicate

JANUS ENTERPRISE FUND PROSPECTUS                         FEBRUARY 17, 1998    21
statements. Janus Xpress Line is accessed by calling 1-888-979-7737. Calls are limited to five minutes.

JANUS WEB SITE
Janus maintains a Web site located at http://www.Janus.com. You can access information such as your account balance and the Fund's NAV through the Web site. In addition, you may request and/or download a prospectus for any Janus fund.

ACCOUNT MINIMUMS
Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from accounts with values below the minimums described on page 14 or to close such accounts. This policy will apply to accounts participating in the Automatic Monthly Investment Program only if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. It is expected that accounts will be valued in September and the $10 fee will be assessed on the second Friday of September of each year. You will receive notice before we charge the $10 fee or close your account so that you may increase your account balance to the required minimum.

TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS
You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. A Processing Organization, rather than its customer, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates and certain Processing Organizations may receive compensation from the Fund for shareholder recordkeeping and similar services.

TAXPAYER IDENTIFICATION NUMBER
On the application or other appropriate form, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to the 31% backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold 31% of any dividends paid and redemption or exchange proceeds. In addition to the 31% backup withholding, you may be subject to a $50 fee to reimburse the Fund for any penalty that the IRS may impose.

SHARE CERTIFICATES
Most shareholders choose not to hold their shares in certificate form because account transactions such as exchanges and redemptions cannot be completed until the certificate has been returned to the Fund. The Fund will issue share certificates upon written request only. Share certificates will not be issued until the shares have been held for at

 22   JANUS ENTERPRISE FUND PROSPECTUS                         FEBRUARY 17, 1998
least 15 days and will not be issued for accounts that do not meet the minimum investment requirements. Share certificates cannot be issued for retirement accounts. In addition, if the certificate is lost, there may be a replacement charge.

INVOLUNTARY REDEMPTION
The Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund.

TELEPHONE TRANSACTIONS
You may initiate many transactions by telephone. The Fund and its agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

It may be difficult to reach an Investor Service Representative by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, please consider sending written instructions, stopping by a Service Center, or in the case of purchases, exchanges, redemptions and electronic transfers, calling the Janus Xpress Line.

TEMPORARY SUSPENSION OF SERVICES
The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services.

ADDRESS CHANGES
To change the address on your account, call 1-800-525-3713 or send a written request signed by all account owners. Include the name of the Fund, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

REGISTRATION CHANGES
To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information call 1-800-525-3713.

STATEMENTS AND REPORTS
Investors participating in an automatic investment program will receive quarterly confirmations of all transactions. In addition, the Fund will send you an immediate transaction confirmation statement after every non-systematic transaction. The Fund distributes dividend information annually.

Financial reports for the Fund, which include a list of the Fund's portfolio holdings, will be mailed semiannually to all shareholders. You will receive an updated prospectus annually. To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if more than one person in the household has a Fund account. Please call 1-800-525-3713 if you would like to receive additional reports or prospectuses.

JANUS ENTERPRISE FUND PROSPECTUS                         FEBRUARY 17, 1998    23

                             MANAGEMENT OF THE FUND

TRUSTEES
The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to the Fund's investment objective and policies. The Trustees delegate the day-to-day management of the Fund to the officers of the Trust and meet at least quarterly to review the Fund's investment policies, performance, expenses and other business affairs.

INVESTMENT ADVISER
Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Fund and is responsible for the day-to-day management of its investment portfolio and other business affairs.

Janus Capital began serving as investment adviser to certain series of the Trust in 1970 and currently serves as investment adviser to all of the Janus funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts.

Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

Janus Capital furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are affiliated with Janus Capital.

PORTFOLIO MANAGER
JAMES P. GOFF is Executive Vice President and portfolio manager of the Fund, which he has managed since its inception. Mr. Goff joined Janus Capital in 1988 and managed or co-managed Janus Venture Fund from December 1993 to February 1997. He holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

PERSONAL INVESTING
Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts, except under the limited exceptions contained in Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other personnel to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Fund or Janus Capital's other advisory clients. See the SAI for more detailed information.

 24   JANUS ENTERPRISE FUND PROSPECTUS                         FEBRUARY 17, 1998

MANAGEMENT EXPENSES
The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The advisory agreement with the Fund spells out the management fee and other expenses that the Fund must pay. The Fund's management fee schedule (expressed as an annual rate) is set out in the chart below.

    AVERAGE DAILY NET ASSETS OF FUND            ANNUAL RATE PERCENTAGE (%)
    ----------------------------------------------------------------------
    First $300 Million..............                       0.75
    Next $200 Million...............                       0.70
    Over $500 Million...............                       0.65
    ----------------------------------------------------------------------

The management fee schedule above was effective July 1, 1997. The actual management fee paid by the Fund for the fiscal year ended October 31, 1997, was 0.72% of the value of the Fund's average daily net assets. The Fund incurs expenses not assumed by Janus Capital, including transfer agent and subcustodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

PORTFOLIO TRANSACTIONS
Purchases and sales of securities on behalf of the Fund are executed by broker-dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability to obtain best price and execution for the Fund's transactions and recognizing brokerage, research and other services provided to the Fund and to Janus Capital. Janus Capital may also consider payments made by brokers effecting transactions for the Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. Janus Capital may also consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute transactions. The Fund's Trustees have authorized Janus Capital to place portfolio transactions on an agency basis with a broker-dealer affiliated with Janus Capital. When transactions for the Fund are effected with that broker-dealer, the commissions payable by the Fund are credited against certain Fund operating expenses serving to reduce those expenses. The SAI further explains the selection of broker-dealers.

OTHER SERVICE PROVIDERS
The following parties provide the Fund with administrative and other services.

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 0351
Boston, Massachusetts 02117-0351

TRANSFER AGENT
Janus Service Corporation
P.O. Box 173375
Denver, Colorado 80217-3375

JANUS ENTERPRISE FUND PROSPECTUS                         FEBRUARY 17, 1998    25

DISTRIBUTOR
Janus Distributors, Inc.
100 Fillmore Street
Denver, Colorado 80206-4928

Janus Service Corporation and Janus Distributors, Inc. are wholly-owned subsidiaries of Janus Capital.

OTHER INFORMATION
ORGANIZATION
The Trust is a "mutual fund" that was organized as a Massachusetts business trust on February 11, 1986. A mutual fund is an investment vehicle that pools money from numerous investors and invests the money to achieve a specified objective. As of the date of this Prospectus, the Trust offers 19 separate series, three of which currently offer three classes of shares. The Trust currently offers the other 18 series by separate prospectuses.

SHAREHOLDER MEETINGS
The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called specifically for the Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by the Fund only if a matter affects or requires the vote of just the Fund or the Fund's interest in the matter differs from the interest of the other portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own.

SIZE OF THE FUND
The Fund has no present plans to limit its size. However, the Fund may discontinue sales of its shares if management believes that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued, it is expected that existing shareholders of the Fund would be permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

MASTER/FEEDER OPTION
The Trust may in the future seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

YEAR 2000
Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has entered into a consulting arrangement with one of the foremost experts in Year 2000 compliance to help Janus Capital successfully achieve Year 2000 compliance. Janus Capital does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Funds with service at current levels.

 26   JANUS ENTERPRISE FUND PROSPECTUS                         FEBRUARY 17, 1998

                            DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

TO AVOID TAXATION, THE INTERNAL REVENUE CODE REQUIRES THE FUND TO DISTRIBUTE NET INCOME AND ANY NET GAINS REALIZED ON ITS INVESTMENTS ANNUALLY. THE FUND'S INCOME FROM DIVIDENDS AND INTEREST AND ANY NET REALIZED SHORT-TERM CAPITAL GAINS ARE PAID TO SHAREHOLDERS AS ORDINARY INCOME DIVIDENDS. NET REALIZED LONG-TERM GAINS ARE PAID TO SHAREHOLDERS AS CAPITAL GAINS DISTRIBUTIONS. DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS ARE DECLARED AND PAID IN DECEMBER.

HOW DISTRIBUTIONS AFFECT A FUND'S NAV
Distributions are paid to shareholders as of the record date of the distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.

"BUYING A DIVIDEND"
If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

DISTRIBUTION OPTIONS
When you open an account, you must specify on your application how you want to receive your distributions. You may change your distribution option at any time by writing the Fund at one of the addresses on page 16 or calling
1-800-525-3713. The Fund offers the following options:

1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares. This option is assigned automatically if no other choice is made.

2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

JANUS ENTERPRISE FUND PROSPECTUS                         FEBRUARY 17, 1998    27

3. REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

4. REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.

The Fund reserves the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

TAXES
As with any investment, you should consider the tax consequences of investing in the Fund. The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You may wish to consult your own tax adviser. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

TAXES ON DISTRIBUTIONS
Dividends and distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. In certain states, a portion of the dividends and distributions (depending on the source of the Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

TAXATION OF THE FUND
Dividends, interest and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund which will reduce its investment income.

The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

 28   JANUS ENTERPRISE FUND PROSPECTUS                         FEBRUARY 17, 1998

                                   APPENDIX A

GLOSSARY OF INVESTMENT TERMS
This glossary provides a more detailed description of some of the types of securities and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES
BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Fund may purchase commercial paper issued under
Section 4(2) of the Securities Act of 1933.

COMMON STOCK represents a share of ownership in a company, and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed

JANUS ENTERPRISE FUND PROSPECTUS                         FEBRUARY 17, 1998    29
through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

PASSIVE FOREIGN INVESTMENT COMPANIES ("PFICS") are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

PREFERRED STOCK is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

REPURCHASE AGREEMENTS involve the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually heavy redemption requests, or for other temporary or emergency purposes.

RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

STANDBY COMMITMENTS are obligations purchased by the Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

 30   JANUS ENTERPRISE FUND PROSPECTUS                         FEBRUARY 17, 1998

STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

WARRANTS are securities, typically issued with preferred stocks or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES
FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

JANUS ENTERPRISE FUND PROSPECTUS                         FEBRUARY 17, 1998    31

FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Fund may purchase and write put and call options on securities, securities indices and foreign currencies.

 32   JANUS ENTERPRISE FUND PROSPECTUS                         FEBRUARY 17, 1998

[JANUS LOGO]

      P.O. Box 173375   o   Denver, CO 80217-3375   o   1-800-525-3713
                Janus Distributors, Inc.  Member NASD.  (2/98)

                          JANUS FLEXIBLE INCOME FUND
                                  PROSPECTUS


                                                                    [JANUS LOGO]

                           JANUS FLEXIBLE INCOME FUND

                              100 Fillmore Street
                             Denver, CO 80206-4928
                                 1-800-525-3713
                              http://www.Janus.com

                               FEBRUARY 17, 1998

Janus Flexible Income Fund (the "Fund") is a no-load, diversified mutual fund that seeks to obtain maximum total return, consistent with preservation of capital, by investing primarily in income-producing securities.

THE FUND MAY HAVE SUBSTANTIAL HOLDINGS OF HIGH-YIELD CORPORATE DEBT SECURITIES, COMMONLY KNOWN AS "JUNK BONDS." SEE "ADDITIONAL RISK FACTORS" ON PAGE 12 FOR THE RISKS ASSOCIATED WITH INVESTING IN THESE SECURITIES.

For complete information on how to purchase, exchange and sell shares, please see the Shareholder's Manual beginning on page 16.

The Fund is a portfolio of Janus Investment Fund (the "Trust"), which is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. This Prospectus contains information about the Fund that you should consider before investing. Please read it carefully and keep it for future reference.

Additional information about the Fund is contained in a Statement of Additional Information ("SAI") filed with the SEC. The SAI dated February 17, 1998, is incorporated by reference into this Prospectus. For a copy of the SAI, write or call the Fund at the address or phone number listed above. The SEC maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated by reference, and other information regarding the Fund.

THE FUND'S SHARES ARE NOT BANK DEPOSITS, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SEC NOR HAS THE SEC PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

JANUS FLEXIBLE INCOME FUND PROSPECTUS                          FEBRUARY 17, 1998

                   CONTENTS

THE FUND AT A GLANCE
Brief description of the Fund................    2

EXPENSE INFORMATION
The Fund's annual operating expenses.........    3
Financial Highlights - a summary of financial
  data.......................................    4

THE FUND IN DETAIL
Investment Objective and Policies............    7
General Portfolio Policies...................   10
Additional Risk Factors......................   12

PERFORMANCE TERMS
An Explanation of Performance Terms..........   15

SHAREHOLDER'S MANUAL
Minimum Investments..........................   16
Types of Account Ownership...................   17
How to Open Your Janus Account...............   18
How to Purchase Shares.......................   18
How to Exchange Shares.......................   20
How to Redeem Shares.........................   21
Shareholder Services and Account Policies....   24

MANAGEMENT OF THE FUND
Investment Adviser and Portfolio Manager.....   27
Personal Investing...........................   28
Management Expenses and Expense Limits.......   28
Portfolio Transactions.......................   28
Other Service Providers......................   28
Other Information............................   29

DISTRIBUTIONS AND TAXES
Distributions................................   31
Taxes........................................   32

APPENDIX A
Glossary of Investment Terms.................   33

APPENDIX B
Explanation of Rating Categories.............   38

JANUS FLEXIBLE INCOME FUND PROSPECTUS                     FEBRUARY 17, 1998    1

                              THE FUND AT A GLANCE

INVESTMENT OBJECTIVE:
The investment objective of the Fund is to obtain maximum total return, consistent with preservation of capital.

PRIMARY HOLDINGS:
A diversified fund that pursues its objective primarily through investments in income-producing securities.

SHAREHOLDER'S INVESTMENT HORIZON:
The Fund is designed for long-term investors who primarily seek current income and are willing to accept credit and other risks associated with investments in high-yield/ high-risk securities.

FUND ADVISER:
Janus Capital Corporation ("Janus Capital") serves as the Fund's investment adviser. Janus Capital has been in the investment advisory business for over 27 years and currently manages approximately $70 billion in assets.

FUND MANAGER:
Ronald V. Speaker

FUND INCEPTION:
July 1987

 2   JANUS FLEXIBLE INCOME FUND PROSPECTUS                     FEBRUARY 17, 1998

                              EXPENSE INFORMATION

The tables and example below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. Shareholder Transaction Expenses are fees charged directly to your individual account when you buy, sell or exchange shares. The table below shows that you pay no such fees. Annual Operating Expenses are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services.

    SHAREHOLDER TRANSACTION EXPENSES

         Maximum sales load imposed on purchases              None
         Maximum sales load imposed on reinvested dividends   None
         Deferred sales charges on redemptions                None
         Redemption fee*                                      None
         Exchange fee                                         None

    * There is an $8 service fee for redemptions by wire.

ANNUAL OPERATING EXPENSES(1)
(expressed as a percentage of average net assets)

------------------------------------------------------------
Management Fee                                         0.60%
Other Expenses                                         0.27%
------------------------------------------------------------
Total Operating Expenses                               0.87%
------------------------------------------------------------

(1)Annual Operating Expenses are based on expenses before expense offset arrangements for the fiscal year ended October 31, 1997.

EXAMPLE

-------------------------------------------------------------------------
                                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
-------------------------------------------------------------------------
Assume you invest $1,000, the Fund
returns 5% annually and its expense
ratio remains as listed above. This
example shows the operating expenses
that you would indirectly bear as an
investor in the Fund.................    $9      $28      $48      $107

--------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

JANUS FLEXIBLE INCOME FUND PROSPECTUS                     FEBRUARY 17, 1998    3

                              FINANCIAL HIGHLIGHTS

Unless otherwise noted, the information below is for fiscal periods ending on October 31st of each year. The accounting firm of Price Waterhouse LLP has audited the Fund's financial statements beginning with the year ended October 31, 1990. Their report is included in the Fund's Annual Report, which is incorporated by reference into the SAI.

                                             1997       1996       1995       1994       1993     1992(1)
----------------------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD    $9.65      $9.55       $8.96     $10.03       $9.26      $9.09
----------------------------------------------------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                    0.69       0.73        0.72       0.74        0.77       0.68
 3. Net gains or (losses) on securities
    (both realized and unrealized)           0.37       0.10        0.59     (0.86)        0.79       0.15
----------------------------------------------------------------------------------------------------------
 4. Total from investment operations         1.06       0.83        1.31     (0.12)        1.56       0.83
----------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
 5. Dividends (from net investment
    income)                                (0.69)     (0.73)      (0.72)     (0.72)      (0.77)     (0.66)
 6. Distributions (from capital gains)     (0.02)         --          --     (0.23)      (0.02)         --
----------------------------------------------------------------------------------------------------------
 7. Total distributions                    (0.71)     (0.73)      (0.72)     (0.95)      (0.79)     (0.66)
----------------------------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD         $10.00      $9.65       $9.55      $8.96      $10.03      $9.26
----------------------------------------------------------------------------------------------------------
 9. Total return*                          11.48%      9.01%      15.35%    (1.26%)      17.48%      9.43%
----------------------------------------------------------------------------------------------------------
10. Net assets, end of period (in
    millions)                                $727       $604        $580       $377        $473       $205
11. Average net assets for the period (in
    millions)                                $656       $604        $450       $429        $338       $144
12. Ratio of gross expenses to average
    net assets**                            0.87%      0.88%       0.96%        N/A         N/A        N/A
13. Ratio of net expenses to average net
    assets**                                0.86%      0.87%       0.96%      0.93%       1.00%(2)    1.00%(2)
14. Ratio of net investment income to
    average net assets**                    7.10%      7.60%       7.91%      7.75%       7.96%      8.98%
15. Portfolio turnover rate**                207%       214%        250%       137%        201%       210%
----------------------------------------------------------------------------------------------------------

(1) Fiscal period from January 1, 1992 to October 31, 1992.
(2) The ratio of net expenses to average net assets was 1.01% in 1993 and 1.21% in 1992 before waiver of certain Fund expenses.
 * Total return is not annualized for periods of less than one full year.
** Annualized for periods of less than one full year.

 4   JANUS FLEXIBLE INCOME FUND PROSPECTUS                     FEBRUARY 17, 1998

                    (CONTINUED)                       1991(1)    1990(1)    1989(1)    1988(1)
-----------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD                 $8.01      $9.35      $9.99      $9.92
-----------------------------------------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                                 0.68       0.95       0.97       0.92
 3. Net gains or (losses) on securities (both
    realized and unrealized)                              1.29     (1.38)     (0.56)       0.09
-----------------------------------------------------------------------------------------------
 4. Total from investment operations                      1.97     (0.43)       0.41       1.01
-----------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)              (0.72)     (0.91)     (0.97)     (0.92)
 6. Distributions (from capital gains)                  (0.17)         --     (0.08)     (0.02)
-----------------------------------------------------------------------------------------------
 7. Total distributions                                 (0.89)     (0.91)     (1.05)     (0.94)
-----------------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD                       $9.09      $8.01      $9.35      $9.99
-----------------------------------------------------------------------------------------------
 9. Total return*                                       25.98%    (4.62%)      4.12%     10.70%
-----------------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)                $72        $14        $18        $10
11. Average net assets for the period (in millions)        $33        $15        $15         $7
12. Ratio of gross expenses to average net assets**        N/A        N/A        N/A        N/A
13. Ratio of net expenses to average net assets**        1.00%(2)    1.00%(2)    1.00%(2)    1.00%(2)
14. Ratio of net investment income to average net
    assets**                                             9.38%     11.24%     10.00%      9.32%
15. Portfolio turnover rate**                              88%        96%        75%        76%
-----------------------------------------------------------------------------------------------

(1) Fiscal year ended on December 31st of each year.
(2) The ratio of net expenses to average net assets was 1.74% in 1991 before waivers of certain Fund expenses. The ratio was 2% in prior years.
 * Total return is not annualized for periods of less than one full year.
** Annualized for periods of less than one full year.

JANUS FLEXIBLE INCOME FUND PROSPECTUS                     FEBRUARY 17, 1998    5

                                 UNDERSTANDING
                              FINANCIAL HIGHLIGHTS

This section is designed to help you better understand the information summarized in the Financial Highlights tables. The tables contain important historical operating information that may be useful in making your investment decision or understanding how your investment has performed. The Fund's Annual Report contains additional information about the Fund's performance, including a comparison to an appropriate securities index. For a copy of the Annual Report, call 1-800-525-8983.

NET ASSET VALUE ("NAV") is the value of a single share of the Fund. It is computed by adding the value of all of the Fund's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding. The difference between line 1 and line 8 in the Financial Highlights table represents the change in value of a Fund share over the fiscal period, but not its total return.

NET INVESTMENT INCOME is the per share amount of dividends and interest income earned on securities held by the Fund, less Fund expenses. DIVIDENDS (FROM NET INVESTMENT INCOME) are the per share amount that the Fund paid from net investment income.

NET GAINS OR (LOSSES) ON SECURITIES is the per share increase or decrease in value of the securities the Fund holds. A gain (or loss) is realized when securities are sold. A gain (or loss) is unrealized when securities increase or decrease in value but are not sold. DISTRIBUTIONS (FROM CAPITAL GAINS) are the per share amount that the Fund paid from net realized gains.

TOTAL RETURN is the percentage increase or decrease in the value of an investment over a stated period of time. Total return includes both changes in NAV and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution.

RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS is the total of the Fund's operating expenses before expense offset arrangements divided by its average net assets for the stated period. The Fund was not required to disclose the ratio of gross expenses to average net assets prior to 1995. RATIO OF NET EXPENSES TO AVERAGE NET ASSETS reflects reductions in the Fund's expenses through the use of brokerage commissions and uninvested cash balances earning interest or balance credits.

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS is the Fund's total net investment income divided by its average net assets for the stated period.

PORTFOLIO TURNOVER RATE is a measure of the amount of the Fund's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of the Fund's portfolio securities.

 6   JANUS FLEXIBLE INCOME FUND PROSPECTUS                     FEBRUARY 17, 1998

                               THE FUND IN DETAIL

This section takes a closer look at the Fund's investment objective, policies and the securities in which it invests. Policies that are noted as "fundamental" cannot be changed without a shareholder vote. All other policies, including the Fund's investment objective, are not fundamental and may be changed by the Fund's Trustees without a shareholder vote. You will be notified of any material changes.

You should carefully consider your own investment goals, time horizon (the amount of time you plan to hold your shares of the Fund) and risk tolerance before investing in the Fund. If there is a material change in the Fund's objective or policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

You should also carefully review the "Additional Risk Factors" section of this Prospectus for a more detailed discussion of the risks associated with certain investment techniques. Appendix A includes a more detailed description of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE
The investment objective of the Fund is to obtain maximum total return, consistent with preservation of capital. The Fund pursues its objective primarily through investments in income-producing securities. Total return is expected to result from a combination of current income and capital appreciation, although income will normally be the dominant component of total return. As a fundamental policy, the Fund will invest at least 80% of its assets in income-producing securities.

TYPES OF INVESTMENTS
The Fund may invest in a wide variety of income-producing securities including corporate bonds and notes, government securities, indexed/structured securities, preferred stock, income-producing common stock, debt securities that are convertible or exchangeable into equity securities, and debt securities that carry with them the right to acquire equity securities as evidenced by warrants attached to or acquired with the securities. The Fund may invest to a lesser degree in common stocks, other equity securities or debt securities that are not currently paying dividends or interest. The Fund may purchase securities of any maturity and quality and the average maturity and quality of its portfolio may vary substantially.

The Fund may invest without limit in foreign securities, including those of corporate and government issuers. The Fund may invest without limit in high-yield/high-risk securities and may have substantial holdings of such securities. The Fund may invest without limit in mortgage- and asset-backed securities and in zero coupon, pay-in-kind and step coupon securities. The risks of foreign securities and high-yield securities are described under "Additional Risk Factors" on page 12.

The Fund may purchase defaulted debt securities, if in the opinion of Janus Capital, it appears likely that the issuer may resume interest payments or other advantageous

JANUS FLEXIBLE INCOME FUND PROSPECTUS                     FEBRUARY 17, 1998    7
developments appear likely in the near term. Defaulted debt securities may be illiquid and subject to the Fund's limit on illiquid investments.

The Fund may also purchase securities on a when-issued, delayed delivery or forward commitment basis. In addition, the Fund may use futures, options, and other derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return. See "Additional Risk Factors" on page 12.

When the Fund's portfolio manager believes that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate investment opportunities with favorable risk/reward characteristics, the Fund's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Fund does not always stay fully invested in stocks and bonds. Cash and similar investments are a residual - they represent the assets that remain after the portfolio manager has committed available assets to desirable investment opportunities.

Securities that the Fund may invest in as means of receiving a return on idle cash include high-grade commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations, including money market funds managed by Janus Capital. When the Fund is hedged or its investments in cash or similar investments increase, it may not participate in stock or bond market advances or declines to the same extent that it would if the Fund was not hedged or remained more fully invested in stocks or bonds.

THE FOLLOWING QUESTIONS ARE DESIGNED TO HELP YOU BETTER UNDERSTAND AN INVESTMENT IN THE FUND.

Q:   WHAT IS MEANT BY
     "CREDIT QUALITY"?

A: Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

Q:   HOW IS CREDIT
     QUALITY MEASURED?

A: Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's Ratings Services ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to Appendix B for a description of rating categories.

 8   JANUS FLEXIBLE INCOME FUND PROSPECTUS                     FEBRUARY 17, 1998

Q:   WHAT IS A HIGH-YIELD/
     HIGH-RISK SECURITY?

A: A high-yield security (also called a "junk" bond) is rated below investment grade by major rating agencies (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.


Q:   WHAT RISKS DO HIGH-YIELD/
     HIGH-RISK SECURITIES PRESENT?

A: High-yield securities are often considered to be speculative and involve greater risk of default or price changes due to changes in economic and industry conditions and the issuer's creditworthiness. Their market prices tend to fluctuate more than higher quality securities as a result of changes in these factors.

The default rate of lower quality debt securities is likely to be higher when issuers have difficulty meeting projected goals or obtaining additional financing. This could occur during economic recessions or periods of high interest rates. In addition, there may be a smaller market for lower quality securities than for higher quality securities, making lower quality securities more difficult to sell promptly at an acceptable price.

The junk bond market can experience sudden and sharp price swings. Because the Fund may invest a significant portion of its portfolio in high-yield/high-risk securities, investors in the Fund should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.


Q:   HOW DO INTEREST RATES AFFECT
     THE VALUE OF MY INVESTMENT?

A: A fundamental risk associated with any fund that invests in fixed-income securities (e.g., a bond fund) is the risk that the value of the securities it holds will rise or fall as interest rates change. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. A bond fund's average-weighted effective maturity and its duration are measures of how the fund may react to interest rate changes. Prices of high-yield securities are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

JANUS FLEXIBLE INCOME FUND PROSPECTUS                     FEBRUARY 17, 1998    9

Q:   WHAT IS MEANT BY THE FUND'S
     "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

A: The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor, such as the Fund. Some types of bonds, such as mortgage-backed securities and securities with call provisions, may also have an "effective maturity" that is shorter than the stated date. With respect to GNMA securities and other mortgage-backed securities, effective maturity is likely to be substantially less than the stated maturities of the mortgages in the underlying pools. With respect to obligations with call provisions, effective maturity is typically the next call date on which the obligation reasonably may be expected to be called. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Dollar-weighted effective maturity is calculated by averaging the effective maturity of bonds held by the Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.


Q:   WHAT IS MEANT BY
     THE FUND'S "DURATION"?

A: A bond's duration indicates the time it will take an investor to recoup his or her investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond fund is calculated by averaging the duration of bonds held by a fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Fund's duration is usually shorter than its average maturity.


Q:   HOW DOES THE FUND
     MANAGE INTEREST RATE RISK?

A: The Fund may vary the average-weighted maturity of its portfolio to reflect its portfolio manager's analysis of interest rate trends and other factors. The Fund's average-weighted maturity will tend to be shorter when its portfolio manager expects interest rates to rise and longer when its portfolio manager expects interest rates to fall. The Fund may also use futures, options and other derivatives to manage interest rate risk. See "Additional Risk Factors" on page 12.

GENERAL PORTFOLIO POLICIES
In investing its portfolio assets, the Fund will follow the general policies listed below. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. For example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

DIVERSIFICATION
The Investment Company Act of 1940 (the "1940 Act") classifies investment companies as either diversified or nondiversified. The Fund qualifies as a diversified fund under the 1940 Act and is subject to the following requirements:

- As a fundamental policy, the Fund may not own more than 10% of the outstanding voting shares of any issuer.

 10   JANUS FLEXIBLE INCOME FUND PROSPECTUS                    FEBRUARY 17, 1998

- As a fundamental policy, with respect to 75% of its total assets, the Fund will not purchase a security of any issuer (other than cash items and U.S. government securities, as defined in the 1940 Act) if such purchase would cause the Fund's holdings of that issuer to amount to more than 5% of the Fund's total assets.

- The Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. government securities).

INDUSTRY CONCENTRATION
As a fundamental policy, the Fund will not invest 25% or more of its total assets in any particular industry (excluding U.S. government securities).

PORTFOLIO TURNOVER
The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in the Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

To a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains.

ILLIQUID INVESTMENTS
The Fund may invest up to 15% of its net assets in illiquid investments, including restricted securities or private placements that are not deemed to be liquid by Janus Capital. If illiquid securities exceed 15% of the Fund's net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. Janus Capital will follow guidelines established by the Trustees of the Trust ("Trustees") in making liquidity determinations for Rule 144A securities and other securities, including privately placed commercial paper and municipal lease obligations.

BORROWING AND LENDING
The Fund may borrow money and lend securities or other assets, as follows:

- The Fund may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets.

- The Fund may mortgage or pledge securities as collateral for borrowings in amounts up to 15% of its net assets.

- As a fundamental policy, the Fund may lend securities or other assets if, as a result, no more than 25% of its total assets would be lent to other parties.

JANUS FLEXIBLE INCOME FUND PROSPECTUS                    FEBRUARY 17, 1998    11

Under the terms of an exemptive order received from the SEC, the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above percentage limits.

ADDITIONAL RISK FACTORS
HIGH-YIELD/HIGH-RISK SECURITIES
High-yield/high-risk securities (or "junk" bonds) are debt securities rated below investment grade by the primary rating agencies (such as Standard & Poor's and Moody's). Please refer to Appendix B for a description of rating categories.

The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments.

Issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, the Fund would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

The market for lower quality securities is generally less liquid than the market for higher quality securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower quality securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market as rated securities. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, Janus Capital may treat such securities as unrated debt.

The market prices of high-yield securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes and tend to be more volatile than securities which pay interest periodically. In addition, zero coupon, pay-in-kind and delayed interest bonds often do not pay interest until maturity. However, the Fund must recognize a computed amount of interest income and pay dividends to shareholders even though it has received no cash. In some instances, the Fund may have to sell securities to have sufficient cash to pay dividends.

FOREIGN SECURITIES
Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in comparable domestic securities. Securities of some foreign

 12   JANUS FLEXIBLE INCOME FUND PROSPECTUS                    FEBRUARY 17, 1998
companies and governments may be traded in the United States, but most foreign securities are traded primarily in foreign markets. The risks of foreign investing include:

- CURRENCY RISK. The Fund may buy the local currency when it buys a foreign currency denominated security and sell the local currency when it sells the security. As long as the Fund holds a foreign denominated security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even though the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

- POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country. The Fund may invest in emerging market countries. Emerging market countries involve greater risks such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.

- REGULATORY RISK. There may be less government supervision of foreign markets. Foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers.

- MARKET RISK. Foreign securities markets, particularly those of underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

- TRANSACTION COSTS. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody costs, are generally higher than those involved in domestic transactions.

Foreign securities purchased indirectly (e.g., depositary receipts) are subject to many of the above risks, including currency risk, because their values depend on the performance of a foreign security denominated in its home currency.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS
The Fund may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts ("futures contracts") and may invest in options on securities, financial indices and foreign currencies ("options"), forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Fund intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Fund may also use derivative instruments for non-hedging purposes such as seeking to increase the Fund's income or

JANUS FLEXIBLE INCOME FUND PROSPECTUS                    FEBRUARY 17, 1998    13
otherwise seeking to enhance return. Please refer to Appendix A to this Prospectus and the SAI for a more detailed discussion of these instruments.

The use of derivative instruments exposes the Fund to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include:

- the risk that interest rates, securities prices and currency markets will not move in the directions that the portfolio manager anticipates;

- imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

- the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

- inability to close out certain hedged positions to avoid adverse tax consequences;

- the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

- leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and

- particularly in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the Fund worse off than if it had not entered into the position.

Although the Fund believes the use of derivative instruments will benefit the Fund, the Fund's performance could be worse than if the Fund had not used such instruments if the portfolio manager's judgement proves incorrect.

When the Fund invests in a derivative instrument, it may be required to segregate cash and other liquid assets or certain portfolio securities with its custodian to "cover" the Fund's position. Assets segregated or set aside generally may not be disposed of so long as the Fund maintains the positions requiring segregation or cover. Segregating assets could diminish the Fund's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

SHORT SALES
The Fund may engage in "short sales against the box." This technique involves selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

SPECIAL SITUATIONS
The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with

 14   JANUS FLEXIBLE INCOME FUND PROSPECTUS                    FEBRUARY 17, 1998
respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

See Appendix A for risks associated with certain other investments.

                               PERFORMANCE TERMS

This section will help you understand various terms that are commonly used to describe the Fund's performance. You may see references to these terms in our newsletters, advertisements and in media articles. Our newsletters and advertisements may include comparisons of the Fund's performance to the performance of other mutual funds, mutual fund averages or recognized stock market indices. The Fund generally measures performance in terms of yield.

YIELD shows the rate of income the Fund earns on its investments as a percentage of the Fund's share price. It is calculated by dividing the Fund's net investment income for a 30-day period by the average number of shares entitled to receive dividends and dividing the result by the Fund's NAV per share at the end of such period. Yield does not include changes in NAV.

Yields are calculated according to standardized SEC formulas and may not equal the income on your account. Yield is usually quoted on an annualized basis. Annualized yield represents the amount you would earn if you remained in the Fund for a year and the Fund continued to have the same yield for the entire year.

Effective yield is similar to yield in that it is calculated over the same time frame, but instead the net investment income is compounded and then annualized. Due to the compounding effect, the effective yield will normally be higher than the yield.

CUMULATIVE TOTAL RETURN represents the actual rate of return on an investment for a specified period. The Financial Highlights table on pages 4-5 shows total return for a single fiscal period. Cumulative total return is generally quoted for more than one year (e.g., the life of the Fund). A cumulative total return does not show interim fluctuations in the value of an investment.

AVERAGE ANNUAL TOTAL RETURN represents the average annual percentage change of an investment over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in the Fund's return and are not the same as actual annual results.

THE FUND IMPOSES NO SALES OR OTHER CHARGES THAT WOULD AFFECT YIELD COMPUTATIONS. FUND PERFORMANCE FIGURES ARE BASED UPON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. INVESTMENT RETURNS AND NET ASSET VALUE WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

JANUS FLEXIBLE INCOME FUND PROSPECTUS                    FEBRUARY 17, 1998    15

                              SHAREHOLDER'S MANUAL

This section will help you become familiar with the different types of accounts you can establish with Janus. It also explains in detail the wide array of services and features you can establish on your account, as well as account policies and fees that may apply to your account. Account policies (including fees), services and features may be modified or discontinued without shareholder approval or prior notice.

    MINIMUM INVESTMENTS*

      To open a new account..............................   $2,500
      To open a new retirement, education, or UGMA/UTMA
        account..........................................   $  500
      To open a new account with an Automatic Investment
        Program..........................................   $  500**
      To add to any type of an account...................   $ 100+

     * The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of accounts.
    ** An Automatic Investment Program requires a $100 minimum automatic investment per month until the account balance reaches $2,500.
     + The minimum subsequent investment for IRA or UGMA/UTMA accounts is $50.

HOW TO GET IN TOUCH WITH JANUS
If you have any questions while reading this Prospectus, please call one of our Investor Service Representatives at 1-800-525-3713 Monday-Friday: 8:00 a.m.-8:00 p.m., and Saturday: 10:00 a.m.-4:00 p.m., New York time. The Quick Address and Telephone Reference below includes other ways to get in touch with Janus.

   QUICK ADDRESS AND TELEPHONE REFERENCE

    MAILING ADDRESS                    JANUS XPRESS LINE      1-888-979-7737
    Janus                              For 24-hour access to account and
    P.O. Box 173375                    fund information, exchanges and
    Denver, CO 80217-3375              purchases, automated daily quotes on
                                       fund share prices, yields and total
                                       returns.

    FOR OVERNIGHT CARRIER              TDD                    1-800-525-0056
    Janus                              A telecommunications device for our
    Suite 101                          hearing- and speech-impaired
    3773 Cherry Creek North Drive      shareholders.
    Denver, CO 80209-3811

    JANUS INTERNET ADDRESS             JANUS LITERATURE LINE  1-800-525-8983
    http://www.Janus.com               To request a prospectus, shareholder
                                       reports or marketing materials.


 16   JANUS FLEXIBLE INCOME FUND PROSPECTUS                    FEBRUARY 17, 1998

TYPES OF ACCOUNT OWNERSHIP
If you are investing for the first time, you will need to establish an account. You can establish the following types of accounts by completing a New Account Application. To request an application, call 1-800-525-3713.

- INDIVIDUAL OR JOINT OWNERSHIP. Individual accounts are owned by one person. Joint accounts have two or more owners.

- A GIFT OR TRANSFER TO MINOR (UGMA OR UTMA). An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's Social Security number on the application.

- TRUST. An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

- BUSINESS ACCOUNTS. Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

TAX-DEFERRED ACCOUNTS
If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include retirement plans and the Education IRA. Distributions from these plans are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Investors should consult their tax advisor or legal counsel before selecting a tax-deferred account.

Investors Fiduciary Trust Company serves as custodian for the tax-deferred accounts offered by the Fund. You will be charged an annual account maintenance fee of $12 for each Fund account, up to a maximum of $24 for two or more Fund accounts registered under the same taxpayer identification number. Each Janus fund you own under your IRA account number is considered a separate "Fund account." You may pay the fee by check or have it automatically deducted from your account (usually in December). The Fund reserves the right to change the amount of this fee or to waive it in whole or in part for certain types of accounts.

The following plans require a special application. For an application and more details about our Retirement Plans, call 1-800-525-3713.

- REGULAR AND ROTH INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS"): Both types of IRAs allow most individuals with earned income to contribute up to the lesser of $2,000 ($4,000 for most married couples) or 100% of compensation annually. Please refer to the Janus IRA booklet for more complete information regarding the different types of IRAs.

- EDUCATION IRA: This plan allows individuals, subject to certain income limitations, to contribute up to $500 annually on behalf of any child under the age of 18. Please refer to the Janus IRA booklet for more complete information regarding the Education IRA.

JANUS FLEXIBLE INCOME FUND PROSPECTUS                    FEBRUARY 17, 1998    17

- SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP"): This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP.

- PROFIT SHARING OR MONEY PURCHASE PENSION PLAN: These plans are open to corporations, partnerships and sole proprietors to benefit their employees and themselves.

- SECTION 403(b)(7) PLAN: Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a
  Section 403(b)(7) Plan.

HOW TO OPEN YOUR JANUS ACCOUNT
Complete and sign the appropriate application. Please be sure to provide your Social Security or taxpayer identification number on the application and make your check payable to Janus. The Fund is available only to U.S. citizens or residents, and your application will be returned if you do not meet these criteria. Send all items to one of the following addresses:

For Overnight Carrier
---------------------
Janus

Suite 101
3773 Cherry Creek North Drive
Denver, CO 80209-3811

For All Other Inquiries
-----------------------
Janus
P.O. Box 173375
Denver, CO 80217-3375

INVESTOR SERVICE CENTERS

Janus offers two Investor Service Centers for those individuals who would like to conduct their investing in person. Our representatives will be happy to assist you at either of the following locations Monday-Friday 7:00 a.m. to 6:00 p.m. Mountain time and Saturday 9:00 a.m. to 1:00 p.m. Mountain time.

100 Fillmore Street, Suite 100
Denver, CO 80206

3773 Cherry Creek North Drive, Suite 101
Denver, CO 80209

HOW TO PURCHASE SHARES
PAYING FOR SHARES
When you purchase shares, your request will be processed at the next NAV calculated after your order is received and accepted. Please note the following:

- Cash, credit cards, third party checks and credit card checks will not be accepted.

- All purchases must be made in U.S. dollars.

- Checks must be drawn on a U.S. bank and made payable to Janus.

 18   JANUS FLEXIBLE INCOME FUND PROSPECTUS                    FEBRUARY 17, 1998

- If a check does not clear your bank, the Fund reserves the right to cancel the purchase.

- If the Fund is unable to debit your predesignated bank account on the day of purchase, it may make additional attempts or cancel the purchase.

- The Fund reserves the right to reject any specific purchase request.

If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. The Fund (or its agents) has the authority to redeem shares in your account(s) to cover any such losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

ONCE YOU HAVE OPENED YOUR JANUS ACCOUNT, THE MINIMUM AMOUNT FOR AN ADDITIONAL INVESTMENT IS $100 ($50 FOR IRAS OR UGMA/UTMA ACCOUNTS). You may add to your account at any time through any of the following options:

BY MAIL
Complete the remittance slip attached at the bottom of your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to one of the addresses listed previously. You may also request a booklet of remittance slips for non-retirement accounts.

BY TELEPHONE
This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. To purchase shares by telephone, call an Investor Service Representative at 1-800-525-3713 during normal business hours or call the Janus Xpress Line, 1-888-979-7737, for access to this option 24 hours a day. When you make an additional purchase by telephone, Janus will automatically debit your predesignated bank account for the desired amount. To establish the telephone purchase option on your new account, complete the "Telephone Purchase of Shares Option" section on the application and attach a "voided" check or deposit slip from your bank account. If your account is already established, call 1-800-525-3713 to request the appropriate form. This option will become effective ten days after the form is received.

BY WIRE
Purchases may also be made by wiring money from your bank account to your Janus account. Call 1-800-525-3713 to receive wiring instructions.

AUTOMATIC INVESTMENT PROGRAMS
Janus offers several automatic investment programs to help you achieve your financial goals as simply and conveniently as possible. You may open a new account with a $500 initial purchase and $100 automatic subsequent investments.

- AUTOMATIC MONTHLY INVESTMENT PROGRAM

  You select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. To establish this option, complete the "Automatic Monthly Investment Program" section on the application

JANUS FLEXIBLE INCOME FUND PROSPECTUS                    FEBRUARY 17, 1998    19
  and attach a "voided" check or deposit slip from your bank account. If your Fund account is already established, call 1-800-525-3713 to request the appropriate form.

- PAYROLL DEDUCTION
  If your employer can initiate an automatic payroll deduction, you may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account. To obtain information on establishing this option, call 1-800-525-3713.

- BY SYSTEMATIC EXCHANGE
  With a Systematic Exchange you determine the amount of money ($100 minimum) you would like automatically exchanged from one Janus account to another on any day of the month. For more information on how to establish this option, call 1-800-525-3713.

HOW TO EXCHANGE SHARES
On any business day, you may exchange all or a portion of your shares into any other available Janus fund.

IN WRITING
To request an exchange in writing, please follow the instructions for written requests on page 22.

BY TELEPHONE
All accounts are automatically eligible for the telephone exchange option. To exchange shares by telephone, call an Investor Service Representative at 1-800-525-3713 during normal business hours or call the Janus Xpress Line, 1-888-979-7737, for access to this option 24 hours a day.

BY SYSTEMATIC EXCHANGE
As noted above, you may establish a Systematic Exchange for as little as $100 per month on established accounts. You may establish a new account with a $500 initial purchase and subsequent $100 systematic exchanges. If the balance in the account you are exchanging from falls below the systematic exchange amount, all remaining shares will be exchanged and the program will be discontinued.

EXCHANGE POLICIES
- Except for Systematic Exchanges, new accounts must be opened with $2,500 or the total account value if the value of the account you are exchanging from is less than $2,500.

- Exchanges between existing accounts must meet the $100 subsequent investment requirement.

- You may make four exchanges out of the Fund during a calendar year (exclusive of Systematic Exchanges). Exchanges in excess of this limit may be subject to an exchange fee or may result in termination of the exchange privilege.

- The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time. For example, the Fund may reject exchanges from accounts engaged in or known to engage in excessive trading (including market timing transactions).

 20   JANUS FLEXIBLE INCOME FUND PROSPECTUS                    FEBRUARY 17, 1998

- Exchanges between accounts will be accepted only if the registrations are identical.

- If the shares you are exchanging are held in certificate form, you must return the certificate to your Fund prior to making any exchanges.

- Be sure that you read the prospectus for the fund into which you are exchanging.

- An exchange represents the sale of shares from one fund and the purchase of shares of another fund, which may produce a taxable gain or loss in a non-tax deferred account.

HOW TO REDEEM SHARES
On any business day, you may redeem all or a portion of your shares. If the shares are held in certificate form, the certificate must be returned with or before your redemption request. Your transaction will be processed at the next NAV calculated after your order is received and accepted.

IN WRITING
To request a redemption in writing, please follow the instructions for written requests noted on page 22.

BY TELEPHONE
Most accounts have the telephone redemption option, unless this option was specifically declined on the application or in writing. This option enables you to request redemptions daily from your account by simply calling 1-800-525-3713 by the close of the regular trading session of the NYSE, normally 4:00 p.m. New York time. You may also use Janus Xpress Line, 1-888-979-7737, for access to this option 24 hours a day. Redemption requests received through Janus Xpress Line will be processed at the NAV next calculated after receipt and acceptance of the request. (There is a daily limit of $100,000 per account for redemptions payable by check.)

SYSTEMATIC REDEMPTION OPTION
The Systematic Redemption Option allows you to redeem a specific dollar amount from your account on a regular basis. For more information or to request the appropriate form, please call 1-800-525-3713.

PAYMENT OF REDEMPTION PROCEEDS
- BY CHECK

  Redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request.

- BY ELECTRONIC TRANSFER
  If you have established the electronic redemption option, your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request (ACH transfer). Wire transfers will be charged an $8 fee per wire and your bank may charge an additional fee to receive the wire. ACH transfers are made free of charge. Wire redemptions are not available for retirement accounts.

JANUS FLEXIBLE INCOME FUND PROSPECTUS                    FEBRUARY 17, 1998    21

  If you would like to establish the electronic redemption option on an existing account, please call 1-800-525-3713 to request the appropriate form.

IF THE SHARES BEING REDEEMED WERE PURCHASED BY CHECK, TELEPHONE OR THROUGH THE AUTOMATIC MONTHLY INVESTMENT PROGRAM, THE FUND MAY DELAY THE PAYMENT OF YOUR REDEMPTION PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in Janus Money Market Fund - Investor Shares during the 15 day hold period.

WRITTEN INSTRUCTIONS
To redeem or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed on page 18 and must include the following information:

- the name of the Fund,

- the account number,

- the amount of money or number of shares being redeemed,

- the name(s) on the account,

- the signature(s) of all registered account owners, and

- your daytime telephone number.

SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE
- INDIVIDUAL, JOINT TENANTS, TENANTS IN COMMON: Written instructions must be signed by each shareholder, exactly as the names appear in the account registration.

- UGMA OR UTMA: Written instructions must be signed by the custodian in his/her capacity as it appears in the account registration.

- SOLE PROPRIETOR, GENERAL PARTNER: Written instructions must be signed by an authorized individual in his/her capacity as it appears on the account registration.

- CORPORATION, ASSOCIATION: Written instructions must be signed by the person(s) authorized to act on the account. In addition, a certified copy of the corporate resolution authorizing the signer to act must accompany the request.

- TRUST: Written instructions must be signed by the trustee(s). If the name(s) of the current trustee(s) does not appear in the account registration, a certificate of incumbency dated within 60 days must also be submitted.

- IRA: Written instructions must be signed by the account owner. If you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 59 1/2) or premature (before age 59 1/2) and, if premature, whether any exceptions such as death or disability apply with regard to the 10% additional tax on early distributions.

 22   JANUS FLEXIBLE INCOME FUND PROSPECTUS                    FEBRUARY 17, 1998

SIGNATURE GUARANTEE
In addition to the signature requirements, A SIGNATURE GUARANTEE IS ALSO REQUIRED IF ANY OF THE FOLLOWING IS APPLICABLE:

- You request a redemption that exceeds $100,000.

- You would like the check made payable to anyone other than the shareholder(s) of record.

- You would like the check mailed to an address which has been changed within 10 days of the redemption request.

- You would like the check mailed to an address other than the address of record.

THE FUND RESERVES THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS. FOR MORE INFORMATION PERTAINING TO SIGNATURE GUARANTEES, PLEASE CALL 1-800-525-3713.

HOW TO OBTAIN A SIGNATURE GUARANTEE
A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee may not be provided by a notary public.

If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES
All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received and approved by the Fund (or its designated agent). The Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. The Fund's portfolio securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

JANUS FLEXIBLE INCOME FUND PROSPECTUS                    FEBRUARY 17, 1998    23

SHAREHOLDER SERVICES AND ACCOUNT POLICIES
JANUS XPRESS LINE(TM)
Janus Xpress Line, our electronic telephone service, offers you 24-hour access by TouchTone(TM) telephone to obtain information on your account balance, Fund performance or dividends. You can also make exchanges, purchases, redemptions and electronic transfers in existing accounts, request literature about the Fund, or order duplicate statements. Janus Xpress Line is accessed by calling 1-888-979-7737. Calls are limited to five minutes.

JANUS WEB SITE
Janus maintains a Web site located at http://www.Janus.com. You can access information such as your account balance and the Fund's NAV through the Web site. In addition, you may request and/or download a prospectus for any Janus fund.

ACCOUNT MINIMUMS
Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from accounts with values below the minimums described on page 16 or close such accounts. This policy will apply to accounts participating in the Automatic Monthly Investment Program only if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. It is expected that, for purposes of this policy, accounts will be valued in September, and the $10 fee will be assessed on the second Friday of September of each year. You will receive notice before we charge the $10 fee or close your account so that you may increase your account balance to the required minimum.

TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS
You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. A Processing Organization, rather than its customer, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates and certain Processing Organizations may receive compensation from the Fund for shareholder recordkeeping and similar services.

TAXPAYER IDENTIFICATION NUMBER
On the application or other appropriate form, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to the 31% backup withholding or you did not certify your taxpayer identification, the IRS requires the Fund to withhold 31% of any dividends paid and redemption or exchange

 24   JANUS FLEXIBLE INCOME FUND PROSPECTUS                    FEBRUARY 17, 1998
proceeds. In addition to the 31% backup withholding, you may be subject to a $50 fee to reimburse the Fund for any penalty that the IRS may impose.

SHARE CERTIFICATES
Most shareholders choose not to hold their shares in certificate form because account transactions such as exchanges and redemptions cannot be completed until the certificate has been returned to the Fund. The Fund will issue share certificates upon written request only. Share certificates will not be issued until the shares have been held for at least 15 days and will not be issued for accounts that do not meet the minimum investment requirements. Share certificates cannot be issued for retirement accounts. In addition, if the certificate is lost, there may be a replacement charge.

INVOLUNTARY REDEMPTION
The Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund.

TELEPHONE TRANSACTIONS
You may initiate many transactions by telephone. The Fund and its agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

It may be difficult to reach an Investor Service Representative by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, please consider sending written instructions, stopping by a Service Center, or in the case of purchases, exchanges, redemptions and electronic transfers, calling the Janus Xpress Line.

TEMPORARY SUSPENSION OF SERVICES
The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services.

ADDRESS CHANGES
To change the address on your account, call 1-800-525-3713 or send a written request signed by all account owners. Include the name of the Fund, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

REGISTRATION CHANGES
To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information call 1-800-525-3713.

STATEMENTS AND REPORTS
Investors participating in an automatic investment program will receive quarterly confirmations of all transactions and dividends. In addition, the Fund will send you an immediate transaction confirmation statement after every non-systematic transaction.

Financial reports for the Fund, which include a list of the Fund's portfolio holdings, will be mailed semiannually to all shareholders. You will receive an updated prospectus

JANUS FLEXIBLE INCOME FUND PROSPECTUS                    FEBRUARY 17, 1998    25
annually. To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if more than one person in the household has a Fund account. Please call 1-800-525-3713 if you would like to receive additional reports or prospectuses.

 26   JANUS FLEXIBLE INCOME FUND PROSPECTUS                    FEBRUARY 17, 1998

                             MANAGEMENT OF THE FUND

TRUSTEES
The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to the Fund's investment objective and policies. The Trustees delegate the day-to-day management of the Fund to the officers of the Trust and meet at least quarterly to review the Fund's investment policies, performance, expenses and other business affairs.

INVESTMENT ADVISER
Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Fund and is responsible for the day-to-day management of its investment portfolio and other business affairs.

Janus Capital began serving as investment adviser to certain series of the Trust in 1970 and currently serves as investment adviser to all of the Janus funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts.

Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

Janus Capital furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are affiliated with Janus Capital. The Fund pays all of its expenses not assumed by Janus Capital, including auditing fees and independent Trustees' fees and expenses.

PORTFOLIO MANAGER
RONALD V. SPEAKER is Executive Vice President and portfolio manager of the Fund, which he has managed or co-managed since December 1991. Mr. Speaker joined Janus Capital in 1986 and previously managed Janus High-Yield Fund from its inception to February 1998, and Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund from their inceptions through December 1995. He holds a Bachelor of Arts in Finance from the University of Colorado and is a Chartered Financial Analyst.

In January 1997, Mr. Speaker settled an SEC administrative action involving two personal trades made by him in January of 1993. Without admitting or denying the allegations, Mr. Speaker agreed to civil money penalty, disgorgement, and interest payments totaling $37,199 and to a 90-day suspension which ended on April 25, 1997.

JANUS FLEXIBLE INCOME FUND PROSPECTUS                    FEBRUARY 17, 1998    27

PERSONAL INVESTING
Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts, except under the limited exceptions contained in Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other personnel to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Fund or Janus Capital's other advisory clients. See the SAI for more detailed information.

MANAGEMENT EXPENSES AND EXPENSE LIMITS
The Fund pays Janus Capital a management fee equal, on an annual basis, to 0.65% of the first $300 million in assets and 0.55% of all assets in excess of $300 million. The fee is calculated daily and paid monthly. The advisory agreement with the Fund spells out the management fee and other expenses that the Fund must pay. Janus Capital will waive certain fees and expenses to the extent that the Fund's total expenses exceed 1.00%. Janus Capital may modify or terminate this waiver at any time upon at least 90 days' notice to the Trustees. You will be notified of any changes in these limits.

The actual management fee paid by the Fund for the fiscal year ended October 31, 1997, was 0.60% of the value of the Fund's average daily net assets. The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

PORTFOLIO TRANSACTIONS
Purchases and sales of securities on behalf of the Fund are executed by broker-dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability to obtain best price and execution for the Fund's transactions and recognizing brokerage, research and other services provided to the Fund and to Janus Capital. Janus Capital may also consider payments made by brokers effecting transactions for the Fund (i) to the Fund or (ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. Janus Capital may also consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute transactions. The Fund's Trustees have authorized Janus Capital to place portfolio transactions on an agency basis with a broker-dealer affiliated with Janus Capital. When transactions for the Fund are effected with that broker-dealer, the commissions payable by the Fund are credited against certain Fund operating expenses serving to reduce those expenses. The SAI further explains the selection of broker-dealers.

OTHER SERVICE PROVIDERS
The following parties provide the Fund with administrative and other services.

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 0351
Boston, Massachusetts 02117-0351

 28   JANUS FLEXIBLE INCOME FUND PROSPECTUS                    FEBRUARY 17, 1998

TRANSFER AGENT
Janus Service Corporation
P.O. Box 173375
Denver, Colorado 80217-3375

DISTRIBUTOR
Janus Distributors, Inc.
100 Fillmore Street
Denver, Colorado 80206-4928

Janus Service Corporation and Janus Distributors, Inc. are wholly-owned subsidiaries of Janus Capital.

OTHER INFORMATION
ORGANIZATION
The Trust is a "mutual fund" that was organized as a Massachusetts business trust on February 11, 1986. A mutual fund is an investment vehicle that pools money from numerous investors and invests the money to achieve a specified objective. As of the date of this Prospectus, the Trust offers 19 separate series, three of which currently offer three classes of shares. The Trust currently offers the other 18 series by separate prospectuses.

SHAREHOLDER MEETINGS
The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called specifically for the Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by the Fund only if a matter affects or requires the vote of just the Fund or the Fund's interest in the matter differs from the interest of other portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own.

SIZE OF THE FUND
The Fund has no present plans to limit its size. However, the Fund may discontinue sales of its shares if management believes that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued, it is expected that existing shareholders of the Fund would be permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

MASTER/FEEDER OPTION
The Trust may in the future seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

JANUS FLEXIBLE INCOME FUND PROSPECTUS                    FEBRUARY 17, 1998    29

YEAR 2000
Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has entered into a consulting arrangement with one of the foremost experts in Year 2000 compliance to help Janus Capital successfully achieve Year 2000 compliance. Janus Capital does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Fund with service at current levels.

 30   JANUS FLEXIBLE INCOME FUND PROSPECTUS                    FEBRUARY 17, 1998

                            DISTRIBUTIONS AND TAXES

DISTRIBUTIONS
TO AVOID TAXATION, THE INTERNAL REVENUE CODE REQUIRES THE FUND TO DISTRIBUTE NET INCOME AND ANY NET CAPITAL GAINS REALIZED ON ITS INVESTMENTS ANNUALLY. THE FUND'S INCOME FROM DIVIDENDS AND INTEREST AND ANY NET REALIZED SHORT-TERM CAPITAL GAINS ARE PAID TO SHAREHOLDERS AS ORDINARY INCOME DIVIDENDS. NET REALIZED LONG-TERM GAINS ARE PAID TO SHAREHOLDERS AS CAPITAL GAINS DISTRIBUTIONS.

Dividends are declared daily, Saturdays, Sundays and holidays included, and are generally paid as of the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are paid at the end of the preceding month. You will begin accruing income dividends the day after a purchase is effective. If shares are redeemed, you will receive all dividends accrued through the day of the redemption. Capital gains, if any, are declared and paid in December.

HOW DISTRIBUTIONS AFFECT THE FUND'S NAV
Distributions, other than daily income dividends, are paid to shareholders as of the record date of the distribution of the Fund, regardless of how long the shares have been held. Undistributed income and realized gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.

"BUYING A DIVIDEND"
If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

DISTRIBUTION OPTIONS
When you open an account, you must specify on your application how you want to receive your distributions. You may change your distribution option at any time by

JANUS FLEXIBLE INCOME FUND PROSPECTUS                    FEBRUARY 17, 1998    31
writing the Fund at one of the addresses on page 18 or calling 1-800-525-3713. The Fund offers the following options:

1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares. This option is assigned automatically if no other choice is made.

2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

3. REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

4. REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.

The Fund reserves the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

TAXES
As with any investment, you should consider the tax consequences of investing in the Fund. The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You may wish to consult your own tax adviser. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

TAXES ON DISTRIBUTIONS
Dividends and distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. In certain states, a portion of the dividends and distributions (depending on the source of the Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

TAXATION OF THE FUND
Dividends, interest and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is made, any foreign taxes paid or accrued will represent an expense to the Fund which will reduce its investment income.

The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

 32   JANUS FLEXIBLE INCOME FUND PROSPECTUS                    FEBRUARY 17, 1998

                                   APPENDIX A

GLOSSARY OF INVESTMENT TERMS
This glossary provides a more detailed description of some of the types of securities and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES
BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. See "Municipal lease obligations" below.

COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Fund may purchase commercial paper issued under
Section 4(2) of the Securities Act of 1933.

COMMON STOCK represents a share of ownership in a company, and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower

JANUS FLEXIBLE INCOME FUND PROSPECTUS                    FEBRUARY 17, 1998    33
by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. See "Municipal securities" below.

MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility or revenue source.

PASSIVE FOREIGN INVESTMENT COMPANIES ("PFICS") are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

PREFERRED STOCK is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

REPURCHASE AGREEMENTS involve the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the

 34   JANUS FLEXIBLE INCOME FUND PROSPECTUS                    FEBRUARY 17, 1998
security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually heavy redemption requests, or for other temporary or emergency purposes.

RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

STANDBY COMMITMENTS are obligations purchased by the Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

TENDER OPTION BONDS are generally long-term securities that have been coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the liquidity of municipal securities.

U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

JANUS FLEXIBLE INCOME FUND PROSPECTUS                    FEBRUARY 17, 1998    35

WARRANTS are securities, typically issued with preferred stocks or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES
FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Fund may enter into forward currency contracts to hedge against declines on the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

 36   JANUS FLEXIBLE INCOME FUND PROSPECTUS                    FEBRUARY 17, 1998

INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Fund may purchase and write put and call options on securities, securities indices and foreign currencies.

JANUS FLEXIBLE INCOME FUND PROSPECTUS                    FEBRUARY 17, 1998    37

                                   APPENDIX B

EXPLANATION OF RATING CATEGORIES
The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S RATINGS SERVICES

BOND RATING          EXPLANATION
------------------------------------------------------------------------
INVESTMENT GRADE
AAA                  Highest rating; extremely strong capacity to pay
                     principal and interest.
AA                   High quality; very strong capacity to pay principal
                     and interest.
A                    Strong capacity to pay principal and interest;
                     somewhat more susceptible to the adverse effects of
                     changing circumstances and economic conditions.
BBB                  Adequate capacity to pay principal and interest;
                     normally exhibit adequate protection parameters,
                     but adverse economic conditions or changing
                     circumstances more likely to lead to a weakened
                     capacity to pay principal and interest than for
                     higher rated bonds.
NON-INVESTMENT GRADE
BB, B,               Predominantly speculative with respect to the
CCC, CC, C           issuer's capacity to meet required interest and
                     principal payments. BB - lowest degree of
                     speculation; C - the highest degree of speculation.
                     Quality and protective characteristics outweighed
                     by large uncertainties or major risk exposure to
                     adverse conditions.
D                    In default.
------------------------------------------------------------------------

 38   JANUS FLEXIBLE INCOME FUND PROSPECTUS                    FEBRUARY 17, 1998

MOODY'S INVESTORS SERVICE, INC.

BOND RATING          EXPLANATION
------------------------------------------------------------------------
INVESTMENT GRADE
Aaa                  Highest quality, smallest degree of investment
                     risk.
Aa                   High quality; together with Aaa bonds, they compose
                     the high-grade bond group.
A                    Upper-medium grade obligations; many favorable
                     investment attributes.
Baa                  Medium-grade obligations; neither highly protected
                     nor poorly secured. Interest and principal appear
                     adequate for the present but certain protective
                     elements may be lacking or may be unreliable over
                     any great length of time.
NON-INVESTMENT GRADE
Ba                   More uncertain, with speculative elements.
                     Protection of interest and principal payments not
                     well safeguarded during good and bad times.
B                    Lack characteristics of desirable investment;
                     potentially low assurance of timely interest and
                     principal payments or maintenance of other contract
                     terms over time.
Caa                  Poor standing, may be in default; elements of
                     danger with respect to principal or interest
                     payments.
Ca                   Speculative in a high degree; could be in default
                     or have other marked shortcomings.
C                    Lowest-rated; extremely poor prospects of ever
                     attaining investment standing.
------------------------------------------------------------------------

Unrated securities will be treated as noninvestment grade securities unless the portfolio managers determine that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

JANUS FLEXIBLE INCOME FUND PROSPECTUS                    FEBRUARY 17, 1998    39

SECURITIES HOLDINGS BY RATING CATEGORY
During the fiscal period ended October 31, 1997, the percentage of securities holdings for the Fund by rating category based upon a weighted monthly average was:

BONDS - S&P RATING                                         THE FUND
-------------------------------------------------------------------
AAA                                                           15%
AA                                                             1%
A                                                             11%
BBB                                                           21%
BB                                                            15%
B                                                             22%
CCC                                                            3%
CC                                                             0%
C                                                              0%
Preferred Stock                                                2%
Cash and Options                                              10%
-------------------------------------------------------------------
TOTAL                                                        100%
-------------------------------------------------------------------

 40   JANUS FLEXIBLE INCOME FUND PROSPECTUS                    FEBRUARY 17, 1998

[JANUS LOGO]

      P.O. Box 173375   o   Denver, CO 80217-3375   o   1-800-525-3713
                Janus Distributors, Inc.  Member NASD.  (2/98)

                         JANUS GROWTH AND INCOME FUND
                                  PROSPECTUS


                                                                    [JANUS LOGO]

                          JANUS GROWTH AND INCOME FUND

                              100 Fillmore Street
                             Denver, CO 80206-4928
                                 1-800-525-3713
                              http://www.Janus.com

                               FEBRUARY 17, 1998

Janus Growth and Income Fund (the "Fund") is a no-load, diversified mutual fund that seeks long-term growth of capital with a limited emphasis on income. Although the Fund normally invests at least 25% of its assets in securities that the portfolio manager believes have income potential, it emphasizes equity securities selected for their growth potential.

For complete information on how to purchase, exchange and sell shares, please see the Shareholder's Manual beginning on page 14.

The Fund is a portfolio of Janus Investment Fund (the "Trust"), which is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. This Prospectus contains information about the Fund that you should consider before investing. Please read it carefully and keep it for future reference.

Additional information about the Fund is contained in a Statement of Additional Information ("SAI") filed with the SEC. The SAI dated February 17, 1998, is incorporated by reference into this Prospectus. For a copy of the SAI, write or call the Fund at the address or phone number listed above. The SEC maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated by reference, and other information regarding the Fund.

THE FUND'S SHARES ARE NOT BANK DEPOSITS, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SEC NOR HAS THE SEC PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

JANUS GROWTH AND INCOME FUND PROSPECTUS                        FEBRUARY 17, 1998

                                    CONTENTS

THE FUND AT A GLANCE
Brief description of the Fund................    2
EXPENSE INFORMATION
The Fund's annual operating expenses.........    3
Financial Highlights - a summary of financial
  data.......................................    4
THE FUND IN DETAIL
Investment Objective and Policies............    6
General Portfolio Policies...................    8
Additional Risk Factors......................    9
PERFORMANCE TERMS
An Explanation of Performance Terms..........   13
SHAREHOLDER'S MANUAL
Minimum Investments..........................   14
Types of Account Ownership...................   14
How to Open Your Janus Account...............   16
How to Purchase Shares.......................   16
How to Exchange Shares.......................   18
How to Redeem Shares.........................   19
Shareholder Services and Account Policies....   21
MANAGEMENT OF THE FUND
Investment Adviser and Portfolio Manager.....   24
Personal Investing...........................   24
Management Expenses..........................   25
Portfolio Transactions.......................   25
Other Service Providers......................   25
Other Information............................   26
DISTRIBUTIONS AND TAXES
Distributions................................   28
Taxes........................................   29
APPENDIX A
Glossary of Investment Terms.................   30

JANUS GROWTH AND INCOME FUND PROSPECTUS                   FEBRUARY 17, 1998    1

                              THE FUND AT A GLANCE

INVESTMENT OBJECTIVE:
The investment objective of the Fund is long-term capital growth and current income.

PRIMARY HOLDINGS:
A diversified fund that emphasizes equity securities selected for their growth potential, although the Fund will normally invest at least 25% of its assets in securities that the portfolio manager believes have income potential.

SHAREHOLDER'S INVESTMENT HORIZON:
The Fund is designed for long-term investors who seek growth of capital with a limited emphasis on income. The Fund is not designed for investors who desire a consistent level of income nor is it a short-term trading vehicle and should not be relied upon for short-term financial needs.

FUND ADVISER:
Janus Capital Corporation ("Janus Capital") serves as the Fund's investment adviser. Janus Capital has been in the investment advisory business for over 27 years and currently manages approximately $70 billion in assets.

FUND MANAGER:
David J. Corkins

FUND INCEPTION:
May 1991

 2   JANUS GROWTH AND INCOME FUND PROSPECTUS                   FEBRUARY 17, 1998

                              EXPENSE INFORMATION

The following tables and example are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. Shareholder Transaction Expenses are fees charged directly to your individual account when you buy, sell or exchange shares. The table below shows that you pay no such fees. Annual Operating Expenses are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services.

    SHAREHOLDER TRANSACTION EXPENSES

         Maximum sales load imposed on purchases              None
         Maximum sales load imposed on reinvested dividends   None
         Deferred sales charges on redemptions                None
         Redemption fee*                                      None
         Exchange fee                                         None

    * There is an $8 service fee for redemptions by wire.

ANNUAL OPERATING EXPENSES(1)
(expressed as a percentage of average net assets)

------------------------------------------------------------
Management Fee                                         0.67%
Other Expenses                                         0.30%
------------------------------------------------------------
Total Operating Expenses                               0.97%
------------------------------------------------------------

(1)The Management Fee reflects a reduced fee schedule effective July 1, 1997, applied to net assets as of October 31, 1997. Other Expenses are based on expenses before expense offset arrangements for the fiscal year ended October 31, 1997.

EXAMPLE

-------------------------------------------------------------------------
                                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
-------------------------------------------------------------------------
Assume you invest $1,000, the Fund
returns 5% annually and its expense
ratio remains as listed above. This
example shows the operating expenses
that you would indirectly bear as an
investor in the Fund.                   $10      $31      $54      $119

--------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

JANUS GROWTH AND INCOME FUND PROSPECTUS                   FEBRUARY 17, 1998    3

                              FINANCIAL HIGHLIGHTS

The information below is for fiscal periods ending on October 31st of each year and has been audited by the accounting firm of Price Waterhouse LLP. Their report is included in the Fund's Annual Report, which is incorporated by reference into the SAI.

                                           1997       1996       1995       1994       1993
--------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF
    PERIOD                                $20.05     $18.13     $14.69     $15.24     $12.95
--------------------------------------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                   0.01       0.16       0.11       0.19       0.14
 3. Net gains or (losses) on securities
    (both realized and unrealized)          6.98       4.01       3.43     (0.31)       2.29
--------------------------------------------------------------------------------------------
 4. Total from investment operations        6.99       4.17       3.54     (0.12)       2.43
--------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
 5. Dividends (from net investment
    income)                               (0.11)     (0.08)     (0.10)     (0.10)     (0.14)
 6. Distributions (from capital gains)    (1.86)     (2.17)         --     (0.33)         --
--------------------------------------------------------------------------------------------
 7. Total distributions                   (1.97)     (2.25)     (0.10)     (0.43)     (0.14)
--------------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD        $25.07     $20.05     $18.13     $14.69     $15.24
--------------------------------------------------------------------------------------------
 9. Total return*                         37.78%     25.56%     24.20%    (0.76%)     18.81%
--------------------------------------------------------------------------------------------
10. Net assets, end of period (in
    millions)                             $1,889     $1,033       $583       $490       $519
11. Average net assets for the period
    (in millions)                         $1,416       $773       $498       $500       $404
12. Ratio of gross expenses to average
    net assets**                           0.98%      1.05%      1.19%        N/A        N/A
13. Ratio of net expenses to average
    net assets**                           0.96%      1.03%      1.17%      1.22%      1.28%
14. Ratio of net investment income to
    average net assets**                   0.30%      0.70%      1.11%      1.26%      1.13%
15. Portfolio turnover rate**               127%       153%       195%       123%       138%
16. Average commission rate               $.0588     $.0520        N/A        N/A        N/A
--------------------------------------------------------------------------------------------

                                           1992     1991(1)
-----------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF
    PERIOD                                $12.13     $10.00
-----------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                   0.17       0.02
 3. Net gains or (losses) on securities
    (both realized and unrealized)          0.80       2.13
-----------------------------------------------------------
 4. Total from investment operations        0.97       2.15
-----------------------------------------------------------
  LESS DISTRIBUTIONS:
 5. Dividends (from net investment
    income)                               (0.15)     (0.02)
 6. Distributions (from capital gains)        --         --
-----------------------------------------------------------
 7. Total distributions                   (0.15)     (0.02)
-----------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD        $12.95     $12.13
-----------------------------------------------------------
 9. Total return*                          7.98%     21.50%
-----------------------------------------------------------
10. Net assets, end of period (in
    millions)                               $244        $56
11. Average net assets for the period
    (in millions)                           $157        $21
12. Ratio of gross expenses to average
    net assets**                             N/A        N/A
13. Ratio of net expenses to average
    net assets**                           1.52%      2.33%
14. Ratio of net investment income to
    average net assets**                   1.61%      0.76%
15. Portfolio turnover rate**               120%        14%
16. Average commission rate                  N/A        N/A
-----------------------------------------------------------

(1) Fiscal period from May 15, 1991 (inception) to October 31, 1991.
 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

 4   JANUS GROWTH AND INCOME FUND PROSPECTUS                   FEBRUARY 17, 1998

                               UNDERSTANDING THE
                              FINANCIAL HIGHLIGHTS

This section is designed to help you better understand the information summarized in the Financial Highlights table. The table contains important historical operating information that may be useful in making your investment decision or understanding how your investment has performed. The Fund's Annual Report contains additional information about the Fund's performance, including a comparison to an appropriate securities index. For a copy of the Annual Report, call 1-800-525-8983.

NET ASSET VALUE ("NAV") is the value of a single share of the Fund. It is computed by adding the value of all of the Fund's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding. The difference between line 1 and line 8 in the Financial Highlights table represents the change in value of a Fund share over the fiscal period, but not its total return.

NET INVESTMENT INCOME is the per share amount of dividends and interest income earned on securities held by the Fund, less Fund expenses. DIVIDENDS (FROM NET INVESTMENT INCOME) are the per share amount that the Fund paid from net investment income.

NET GAINS (OR LOSSES) ON SECURITIES is the per share increase or decrease in value of the securities the Fund holds. A gain (or loss) is realized when securities are sold. A gain (or loss) is unrealized when securities increase or decrease in value but are not sold. DISTRIBUTIONS (FROM CAPITAL GAINS) are the per share amount that the Fund paid from net realized gains.

TOTAL RETURN is the percentage increase or decrease in the value of an investment over a stated period of time. Total return includes both changes in NAV and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution.

RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS is the total of the Fund's operating expenses before expense offset arrangements divided by its average net assets for the stated period. The Fund was not required to disclose the ratio of gross expenses to average net assets prior to 1995. RATIO OF NET EXPENSES TO AVERAGE NET ASSETS does not reflect reductions in expenses through the use of brokerage commissions and uninvested cash balances earning interest or balance credits.

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS is the Fund's total net investment income divided by its average net assets for the stated period.

PORTFOLIO TURNOVER RATE is a measure of the amount of the Fund's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of the Fund's portfolio securities.

AVERAGE COMMISSION RATE is the total of the Fund's agency commissions paid on equity securities trades divided by the number of shares purchased and sold.

JANUS GROWTH AND INCOME FUND PROSPECTUS                   FEBRUARY 17, 1998    5

                               THE FUND IN DETAIL

This section takes a closer look at the Fund's investment objective, policies and the securities in which it invests. Policies that are noted as "fundamental" cannot be changed without a shareholder vote. All other policies, including the Fund's investment objective, are not fundamental and may be changed by the Fund's Trustees without a shareholder vote. You will be notified of any material changes.

You should carefully consider your own investment goals, time horizon (the amount of time you plan to hold your shares of the Fund) and risk tolerance before investing in the Fund. If there is a material change in the Fund's objective or policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

You should also carefully review the "Additional Risk Factors" section of this Prospectus for a more detailed discussion of the risks associated with certain investment techniques. Appendix A includes more detailed descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE
The investment objective of the Fund is long-term capital growth and current income. It is a diversified fund that, under normal circumstances, pursues its objective by investing up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities that the portfolio manager believes have income potential. The Fund normally emphasizes the growth component. However, in unusual circumstances, the Fund may reduce the growth component of its portfolio to 25% of its assets.

TYPES OF INVESTMENTS
The Fund may invest in any combination of common stock, preferred stock, warrants, convertible securities, debt securities, and other fixed-income securities. However, it is expected that the Fund will emphasize investments in common stocks. The Fund may invest up to 25% of its assets in mortgage- and asset-backed securities, up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities, and without limit in indexed/structured securities. The Fund will invest less than 35% of its assets in high-yield/high-risk securities. The Fund may also purchase high-grade commercial paper, certificates of deposit, and repurchase agreements. As further discussed below, such securities may be selected for their growth potential or income potential. The Fund may also invest in short-term debt securities, including money market funds managed by Janus Capital, as a means of receiving a return on idle cash.

When the Fund's portfolio manager believes that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate investment opportunities with favorable risk/reward characteristics, the Fund's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Fund does not always stay fully invested in stocks and bonds. Cash or similar investments are a residual - they represent the assets that remain after the portfolio manager has committed available assets to desirable investment

 6   JANUS GROWTH AND INCOME FUND PROSPECTUS                   FEBRUARY 17, 1998
opportunities. When the Fund's cash position increases, it may not participate in market advances or declines to the extent that it would if it remained more fully invested in common stocks or bonds.

The Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies. The Fund may use options, futures and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return. See "Additional Risk Factors" on page 9. The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.

THE FOLLOWING QUESTIONS ARE DESIGNED TO HELP YOU BETTER UNDERSTAND AN INVESTMENT IN THE FUND.

Q: HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENT OF THE FUND'S PORTFOLIO?

A:   The Fund may shift assets between the growth and income components of its portfolio based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Fund will place a greater emphasis on the growth component.

Q:   WHAT TYPE OF SECURITIES MAKE UP THE GROWTH COMPONENT OF THE FUND?

A:   The Fund places a stronger emphasis on the growth component and normally invests up to 75% of its assets in such securities. The growth component of the Fund is expected to consist primarily of common stocks. The portfolio manager will invest in common stocks to the extent he believes that the relevant market environment favors profitable investing in those securities. The portfolio manager generally takes a "bottom up" approach to building the portfolio. In other words, he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Fund, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure.

Because income is a part of the investment objective of the Fund, the portfolio manager may also consider dividend-paying characteristics in selecting equity securities for the Fund. The Fund may also find opportunities for capital growth from debt securities because of anticipated changes in interest rates, credit standing, currency relationships or other factors.

Q:   WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF THE FUND?

A:   The income component of the Fund will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Fund if they currently pay dividends or the

JANUS GROWTH AND INCOME FUND PROSPECTUS                   FEBRUARY 17, 1998    7
portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid. You should keep in mind that the Fund is not designed to produce a consistent level of income.

Q:   ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

A:   Generally, yes. The portfolio manager seeks companies that meet his selection criteria, regardless of country of organization or place of principal business activity. Foreign securities are generally selected on a company-by-company basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. See "Additional Risk Factors" on page 9.

Q:   HOW DOES THE FUND TRY TO REDUCE RISK?

A:   Diversification of the Fund's assets reduces the effect of any single holding on its overall portfolio value. The Fund may use futures, options and other derivative instruments to protect the portfolio from movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. See "Additional Risk Factors" on page 9.

GENERAL PORTFOLIO POLICIES
In investing its portfolio assets, the Fund will follow the general policies listed below. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. For example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

DIVERSIFICATION
The Investment Company Act of 1940 (the "1940 Act") classifies investment companies as either diversified or nondiversified. The Fund qualifies as a diversified fund under the 1940 Act and is subject to the following requirements:

- As a fundamental policy, the Fund may not own more than 10% of the outstanding voting shares of any issuer.

- As a fundamental policy, with respect to 75% of its total assets, the Fund will not purchase a security of any issuer (other than cash items and U.S. government securities, as defined in the 1940 Act) if such purchase would cause the Fund's holdings of that issuer to amount to more than 5% of the Fund's total assets.

- The Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. government securities).

INDUSTRY CONCENTRATION
As a fundamental policy, the Fund will not invest 25% or more of its total assets in any particular industry (excluding U.S. government securities).

 8   JANUS GROWTH AND INCOME FUND PROSPECTUS                   FEBRUARY 17, 1998

PORTFOLIO TURNOVER
The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. Changes are made in the Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

To a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains.

ILLIQUID INVESTMENTS
The Fund may invest up to 15% of its net assets in illiquid investments, including restricted securities or private placements that are not deemed to be liquid by Janus Capital. If illiquid securities exceed 15% of the Fund's net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. Janus Capital will follow guidelines established by the Trustees of the Trust ("Trustees") in making liquidity determinations for Rule 144A securities and other securities, including privately placed commercial paper.

BORROWING AND LENDING
The Fund may borrow money and lend securities or other assets, as follows:

- The Fund may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets.

- The Fund may mortgage or pledge securities as collateral for borrowings in amounts up to 15% of its net assets.

- As a fundamental policy, the Fund may lend securities or other assets if, as a result, no more than 25% of its total assets would be lent to other parties.

Under the terms of an exemptive order received from the SEC, the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above percentage limits.

ADDITIONAL RISK FACTORS

SPECIAL SITUATIONS
The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with


JANUS GROWTH AND INCOME FUND PROSPECTUS                   FEBRUARY 17, 1998    9
respect to that issuer. Developments creating a special situation might include, among others, significant changes in a company's allocation of its existing capital, a restructuring of assets, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

FOREIGN SECURITIES
Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in comparable domestic securities. Securities of some foreign companies and governments may be traded in the United States, but most foreign securities are traded primarily in foreign markets. The risks of foreign investing include:

- CURRENCY RISK. The Fund may buy the local currency when it buys a foreign currency denominated security and sell the local currency when it sells the security. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even though the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

- POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country. The Fund may invest in emerging market countries. Emerging market countries involve greater risks such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.

- REGULATORY RISK. There may be less government supervision of foreign markets. Foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers.

- MARKET RISK. Foreign securities markets, particularly those of underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

- TRANSACTION COSTS. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody costs, are generally higher than those involved in domestic transactions.

Foreign securities purchased indirectly (e.g., depositary receipts) are subject to many of the above risks, including currency risk, because their values depend on the performance of a foreign security denominated in its home currency.

 10   JANUS GROWTH AND INCOME FUND PROSPECTUS                  FEBRUARY 17, 1998

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS
The Fund may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts ("futures contracts") and may invest in options on securities, financial indices and foreign currencies ("options"), forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Fund intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Fund may also use derivative instruments for non-hedging purposes such as seeking to increase the Fund's income or otherwise seeking to enhance return. Please refer to Appendix A to this Prospectus and the SAI for a more detailed discussion of these instruments.

The use of derivative instruments exposes the Fund to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include:

- the risk that interest rates, securities prices and currency markets will not move in the directions that the portfolio manager anticipates;

- imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

- the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

- inability to close out certain hedged positions to avoid adverse tax consequences;

- the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

- leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and

- particularly in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the Fund worse off than if it had not entered into the position.

Although the Fund believes the use of derivative instruments will benefit the Fund, the Fund's performance could be worse than if the Fund had not used such instruments if the portfolio manager's judgement proves incorrect.

When the Fund invests in a derivative instrument, it may be required to segregate cash and other high-grade liquid assets or certain portfolio securities with its custodian to "cover" the Fund's position. Assets segregated or set aside generally may not be disposed of so long as the Fund maintains the positions requiring segregation or cover. Segregating assets could diminish the Fund's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

JANUS GROWTH AND INCOME FUND PROSPECTUS                  FEBRUARY 17, 1998    11

HIGH-YIELD/HIGH-RISK SECURITIES
High-yield/high-risk securities (or "junk" bonds) are debt securities rated below investment grade by the primary rating agencies such as Standard & Poor's Ratings Services ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's").

The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e. credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments.

Issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. The market for lower quality securities is generally less liquid than the market for higher quality securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower quality securities.

Please refer to the SAI for a description of bond rating categories.

SHORT SALES
The Fund may engage in "short sales against the box." This technique involves selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

See Appendix A for risks associated with certain other investments.

 12   JANUS GROWTH AND INCOME FUND PROSPECTUS                  FEBRUARY 17, 1998

                               PERFORMANCE TERMS

This section will help you understand various terms that are commonly used to describe the Fund's performance. You may see references to these terms in our newsletters, advertisements and in media articles. Our newsletters and advertisements may include comparisons of the Fund's performance to the performance of other mutual funds, mutual fund averages or recognized stock market indices. The Fund generally measures performance in terms of total return.

CUMULATIVE TOTAL RETURN represents the actual rate of return on an investment for a specified period. The Financial Highlights table shows total return for a single fiscal period. Cumulative total return is generally quoted for more than one year (e.g., the life of the Fund). A cumulative total return does not show interim fluctuations in the value of an investment.

AVERAGE ANNUAL TOTAL RETURN represents the average annual percentage change of an investment over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in the Fund's return and are not the same as actual annual results.

THE FUND IMPOSES NO SALES OR OTHER CHARGES THAT WOULD AFFECT TOTAL RETURN COMPUTATIONS. FUND PERFORMANCE FIGURES ARE BASED UPON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. INVESTMENT RETURNS AND NET ASSET VALUE WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

JANUS GROWTH AND INCOME FUND PROSPECTUS                  FEBRUARY 17, 1998    13

                              SHAREHOLDER'S MANUAL

This section will help you become familiar with the different types of accounts you can establish with Janus. It also explains in detail the wide array of services and features you can establish on your account, as well as account policies and fees that may apply to your account. Account policies (including fees), services and features may be modified or discontinued without shareholder approval or prior notice.

    MINIMUM INVESTMENTS*

      To open a new account..............................   $2,500
      To open a new retirement, education, or UGMA/UTMA
        account..........................................   $  500
      To open a new account with an Automatic Investment
        Program..........................................   $  500**
      To add to any type of an account...................   $  100+

     * The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of accounts.
    ** An Automatic Investment Program requires a $100 minimum automatic investment per month until the account balance reaches $2,500.
     + The minimum subsequent investment for IRA or UGMA/UTMA accounts is $50.

HOW TO GET IN TOUCH WITH JANUS
If you have any questions while reading this Prospectus, please call one of our Investor Service Representatives at 1-800-525-3713 Monday-Friday: 8:00 a.m.-8:00 p.m., and Saturday: 10:00 a.m.-4:00 p.m., New York time. The Quick Address and Telephone Reference below includes other ways to get in touch with Janus.

   QUICK ADDRESS AND TELEPHONE REFERENCE

    MAILING ADDRESS                    JANUS XPRESS LINE      1-888-979-7737
    Janus                              For 24-hour access to account and
    P.O. Box 173375                    fund information, exchanges and
    Denver, CO 80217-3375              purchases, automated daily quotes on
                                       fund share prices, yields and total
    FOR OVERNIGHT CARRIER              returns.
    Janus                              TDD                     1-800-525-0056
    Suite 101                          A telecommunications device for our
    3773 Cherry Creek North Drive      hearing- and speech-impaired
    Denver, CO 80209-3811              shareholders.
    JANUS INTERNET ADDRESS             JANUS LITERATURE LINE  1-800-525-8983
    http://www.Janus.com               To request a prospectus, shareholder
                                       reports or marketing materials.

TYPES OF ACCOUNT OWNERSHIP
If you are investing for the first time, you will need to establish an account. You can establish the following types of accounts by completing a New Account Application. To request an application, call 1-800-525-3713.

- INDIVIDUAL OR JOINT OWNERSHIP. Individual accounts are owned by one person. Joint accounts have two or more owners.

 14   JANUS GROWTH AND INCOME FUND PROSPECTUS                  FEBRUARY 17, 1998

- A GIFT OR TRANSFER TO MINOR (UGMA OR UTMA). An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's Social Security number on the application.

- TRUST. An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

- BUSINESS ACCOUNTS. Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

TAX-DEFERRED ACCOUNTS
If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include retirement plans and the Education IRA. Distributions from these plans are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 59 1/2 or if used for a nonqualifying purpose. You should consult your tax advisor or legal counsel before selecting a tax-deferred account.

Investors Fiduciary Trust Company serves as custodian for the tax-deferred accounts offered by the Fund. You will be charged an annual account maintenance fee of $12 for each Fund account, up to a maximum of $24 for two or more Fund accounts registered under the same taxpayer identification number. Each Janus fund you own under your IRA account number is considered a separate "Fund account." You may pay the fee by check or have it automatically deducted from your account (usually in December). The Fund reserves the right to change the amount of this fee or waive it in whole or in part for certain types of accounts.

The following plans require a special application. For an application and more details about our Retirement Plans, call 1-800-525-3713.

- REGULAR AND ROTH INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS"): Both types of IRAs allow most individuals under the age of 70 1/2 with earned income to contribute up to the lesser of $2,000 ($4,000 for most married couples) or 100% of compensation annually. Please refer to the Janus IRA booklet for more complete information regarding the different types of IRAs.

- EDUCATION IRA: This plan allows individuals, subject to certain income limitations, to contribute up to $500 annually on behalf of any child under the age of 18. Please refer to the Janus IRA booklet for more complete information regarding the Education IRA.

- SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP"): This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

JANUS GROWTH AND INCOME FUND PROSPECTUS                  FEBRUARY 17, 1998    15

- PROFIT SHARING OR MONEY PURCHASE PENSION PLAN: These plans are open to corporations, partnerships and sole proprietors to benefit their employees and themselves.

- SECTION 403(b)(7) PLAN: Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a
  Section 403(b)(7) Plan.

HOW TO OPEN YOUR JANUS ACCOUNT
Complete and sign the appropriate application. Please be sure to provide your Social Security or taxpayer identification number on the application and make your check payable to Janus. The Fund is only available to U.S. citizens or residents and your application will be returned to you if you don't meet these criteria. Send all items to one of the following addresses:

For Overnight Carrier
--------------------

Janus
Suite 101
3773 Cherry Creek North Drive
Denver, CO 80209-3811

For All Other Inquiries
---------------------

Janus
P.O. Box 173375
Denver, CO 80217-3375

INVESTOR SERVICE CENTERS
Janus offers two Investor Service Centers for those individuals who would like to conduct their investing in person. Our representatives will be happy to assist you at either of the following locations Monday-Friday 7:00 a.m. to 6:00 p.m. Mountain time and Saturday 9:00 a.m. to 1:00 p.m. Mountain time.

100 Fillmore Street, Suite 100
Denver, CO 80206

3773 Cherry Creek North Drive, Suite 101
Denver, CO 80209

HOW TO PURCHASE SHARES
PAYING FOR SHARES
When you purchase shares, your request will be processed at the next NAV calculated after your order is received and accepted. Please note the following:

- Cash, credit cards, third party checks and credit card checks will not be accepted.

- All purchases must be made in U.S. dollars.

- Checks must be drawn on a U.S. bank and made payable to Janus.

- If a check does not clear your bank, the Fund reserves the right to cancel the purchase.

 16   JANUS GROWTH AND INCOME FUND PROSPECTUS                  FEBRUARY 17, 1998

- If the Fund is unable to debit your predesignated bank account on the day of purchase, it may make additional attempts or cancel the purchase.

- The Fund reserves the right to reject any specific purchase request.

If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. The Fund (or its agents) has the authority to redeem shares in your account(s) to cover any such losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

ONCE YOU HAVE OPENED YOUR JANUS ACCOUNT, THE MINIMUM AMOUNT FOR AN ADDITIONAL INVESTMENT IS $100 ($50 FOR IRAS OR UGMA/UTMA ACCOUNTS). You may add to your account at any time through any of the following options:

BY MAIL
Complete the remittance slip attached at the bottom of your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to one of the addresses listed previously. You may also request a booklet of remittance slips for non-retirement accounts.

BY TELEPHONE
This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. To purchase shares by telephone, call an Investor Service Representative at 1-800-525-3713 during normal business hours or call the Janus Xpress Line, 1-888-979-7737, for access to this option 24 hours a day. When you make an additional purchase by telephone, Janus will automatically debit your predesignated bank account for the desired amount. To establish the telephone purchase option on your new account, complete the "Telephone Purchase of Shares Option" section on the application and attach a "voided" check or deposit slip from your bank account. If your account is already established, call 1-800-525-3713 to request the appropriate form. This option will become effective ten business days after the form is received.

BY WIRE
Purchases may also be made by wiring money from your bank account to your Janus account. Call 1-800-525-3713 to receive wiring instructions.

AUTOMATIC INVESTMENT PROGRAMS
Janus offers several automatic investment programs to help investors achieve their financial goals as simply and conveniently as possible. You may open a new account with a $500 initial purchase and $100 automatic subsequent investments.

- AUTOMATIC MONTHLY INVESTMENT PROGRAM
  You select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. To establish this option, complete the "Automatic Monthly Investment Program" section on the application and attach a "voided" check or deposit slip from your bank account. If your Fund account is already established, call 1-800-525-3713 to request the appropriate form.

JANUS GROWTH AND INCOME FUND PROSPECTUS                  FEBRUARY 17, 1998    17

- PAYROLL DEDUCTION
  If your employer can initiate an automatic payroll deduction, you may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account. To obtain information on establishing this option, call 1-800-525-3713.

- BY SYSTEMATIC EXCHANGE
  With a Systematic Exchange you determine the amount of money ($100 minimum) you would like automatically exchanged from one Janus account to another on any day of the month. For more information on how to establish this option, call 1-800-525-3713.

HOW TO EXCHANGE SHARES
On any business day, you may exchange all or a portion of your shares into any other available Janus fund.

IN WRITING
To request an exchange in writing, please follow the instructions for written requests on page 20.

BY TELEPHONE
All accounts are automatically eligible for the telephone exchange option. To exchange shares by telephone, call an Investor Service Representative at 1-800-525-3713 during normal business hours or call the Janus Xpress Line, 1-888-979-7737, for access to this option 24 hours a day.

BY SYSTEMATIC EXCHANGE
As noted above, you may establish a Systematic Exchange for as little as a $100 subsequent purchase per month on established accounts. You may establish a new account with a $500 initial purchase and subsequent $100 systematic exchanges. If the balance in the account you are exchanging from falls below the systematic exchange amount, all remaining shares will be exchanged and the program will be discontinued.

EXCHANGE POLICIES
- Except for Systematic Exchanges, new accounts established by exchange must be opened with $2,500 or the total account value if the value of the account you are exchanging from is less than $2,500.

- Exchanges between existing accounts must meet the $100 subsequent investment requirement.

- You may make four exchanges out of the Fund during a calendar year (exclusive of Systematic Exchanges) Exchanges in excess of this limit may be subject to an exchange fee or may result in termination of the exchange privilege.

- The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time. For example, the Fund may reject exchanges from accounts engaged in or known to engage in excessive trading (including market timing transactions).

- Exchanges between accounts will be accepted only if the registrations are identical.

 18   JANUS GROWTH AND INCOME FUND PROSPECTUS                  FEBRUARY 17, 1998

- If the shares you are exchanging are held in certificate form, you must return the certificate to your Fund prior to making any exchanges.

- Be sure that you read the prospectus for the fund into which you are exchanging.

- An exchange represents the sale of shares from one fund and the purchase of shares of another fund, which may produce a taxable gain or loss in a non-tax deferred account.

HOW TO REDEEM SHARES
On any business day, you may redeem all or a portion of your shares. If the shares are held in certificate form, the certificate must be returned with or before your redemption request. Your transaction will be processed at the next NAV calculated after your order is received and accepted.

IN WRITING
To request a redemption in writing, please follow the instructions for written requests noted on page 20.

BY TELEPHONE
Most accounts have the telephone redemption option, unless this option was specifically declined on the application or in writing. This option enables you to request redemptions daily from your account by calling 1-800-525-3713 by the close of the regular trading session of the New York Stock Exchange ("NYSE"), normally 4:00 p.m. New York time. You may also use Janus Xpress Line, 1-888-979-7737, for access to this option 24 hours a day. Redemption requests received through Janus Xpress Line will be processed at the NAV next calculated after receipt and acceptance of the request. (There is a daily limit of $100,000 per account for redemptions payable by check).

SYSTEMATIC REDEMPTION OPTION
The Systematic Redemption Option allows you to redeem a specific dollar amount from your account on a regular basis. For more information or to request the appropriate form, please call 1-800-525-3713.

PAYMENT OF REDEMPTION PROCEEDS
- BY CHECK
  Redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request.

- BY ELECTRONIC TRANSFER
  If you have established the electronic redemption option, your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request (ACH transfer). Wire transfers will be charged an $8 fee per wire and your bank may charge an additional fee to receive the wire. ACH transfers are made free of charge. Wire redemptions are not available for retirement accounts.

  If you would like to establish the electronic redemption option on an existing account, please call 1-800-525-3713 to request the appropriate form.

JANUS GROWTH AND INCOME FUND PROSPECTUS                  FEBRUARY 17, 1998    19

IF THE SHARES BEING REDEEMED WERE PURCHASED BY CHECK, TELEPHONE OR THROUGH THE AUTOMATIC MONTHLY INVESTMENT PROGRAM, THE FUND MAY DELAY THE PAYMENT OF YOUR REDEMPTION PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in Janus Money Market Fund - Investor Shares during the 15 day hold period.

WRITTEN INSTRUCTIONS
To redeem or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed on page 16 and must include the following information:

- the name of the Fund,

- the account number,

- the amount of money or number of shares being redeemed,

- the name(s) on the account,

- the signature(s) of all registered account owners, and

- your daytime telephone number.

SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE
- INDIVIDUAL, JOINT TENANTS, TENANTS IN COMMON: Written instructions must be signed by each shareholder, exactly as the names appear in the account registration.

- UGMA OR UTMA: Written instructions must be signed by the custodian in his/her capacity as it appears in the account registration.

- SOLE PROPRIETOR, GENERAL PARTNER: Written instructions must be signed by an authorized individual in his/her capacity as it appears on the account registration.

- CORPORATION, ASSOCIATION: Written instructions must be signed by the person(s) authorized to act on the account. In addition, a certified copy of the corporate resolution authorizing the signer to act must accompany the request.

- TRUST: Written instructions must be signed by the trustee(s). If the name(s) of the current trustee(s) does not appear in the account registration, a certificate of incumbency dated within 60 days must also be submitted.

- IRA: Written instructions must be signed by the account owner. If you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 59 1/2) or premature (before age 59 1/2) and, if premature, whether any exceptions such as death or disability apply with regard to the 10% additional tax on early distributions.

 20   JANUS GROWTH AND INCOME FUND PROSPECTUS                  FEBRUARY 17, 1998

SIGNATURE GUARANTEE
In addition to the signature requirements, A SIGNATURE GUARANTEE IS ALSO REQUIRED if any of the following is applicable:

- You request a redemption that exceeds $100,000.

- You would like the check made payable to anyone other than the shareholder(s) of record.

- You would like the check mailed to an address which has been changed within 10 days of the redemption request.

- You would like the check mailed to an address other than the address of record.

THE FUND RESERVES THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS. FOR MORE INFORMATION PERTAINING TO SIGNATURE GUARANTEES, PLEASE CALL 1-800-525-3713.

HOW TO OBTAIN A SIGNATURE GUARANTEE
A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee may not be provided by a notary public.

If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES
All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received and approved by the Fund (or its designated agent). The Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. The Fund's portfolio securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES
JANUS XPRESS LINE(TM)
Janus Xpress Line, our electronic telephone service line, offers you 24-hour access by TouchTone(TM) telephone to obtain information on account balances, Fund performance or dividends. You can also make exchanges, purchases, redemptions and electronic transfers in existing accounts, request literature about any Janus fund, or order duplicate

JANUS GROWTH AND INCOME FUND PROSPECTUS                  FEBRUARY 17, 1998    21
statements. Janus Xpress Line is accessed by calling 1-888-979-7737. Calls are limited to five minutes.

JANUS WEB SITE
Janus maintains a Web site located at http://www.Janus.com. You can access information such as your account balance and the Fund's NAV through the Web site. In addition, you may request and/or download a prospectus for any Janus fund.

ACCOUNT MINIMUMS
Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from accounts with values below the minimums described on page 14 or to close such accounts. This policy will apply to accounts participating in the Automatic Monthly Investment Program only if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. It is expected that accounts will be valued in September, and the $10 fee will be assessed on the second Friday of September of each year. You will receive notice before we charge the $10 fee or close your account so that you may increase your account balance to the required minimum.

TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS
You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. A Processing Organization, rather than its customer, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates and certain Processing Organizations may receive compensation from the Fund for shareholder recordkeeping and similar services.

TAXPAYER IDENTIFICATION NUMBER
On the application or other appropriate form, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to the 31% backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold 31% of any dividends paid and redemption or exchange proceeds. In addition to the 31% backup withholding, you may be subject to a $50 fee to reimburse the Fund for any penalty that the IRS may impose.

SHARE CERTIFICATES
Most shareholders choose not to hold their shares in certificate form because account transactions such as exchanges and redemptions cannot be completed until the certificate has been returned to the Fund. The Fund will issue share certificates upon written request only. Share certificates will not be issued until the shares have been held for at

 22   JANUS GROWTH AND INCOME FUND PROSPECTUS                  FEBRUARY 17, 1998
least 15 days and will not be issued for accounts that do not meet the minimum investment requirements. Share certificates cannot be issued for retirement accounts. In addition, if the certificate is lost, there may be a replacement charge.

INVOLUNTARY REDEMPTION
The Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund.

TELEPHONE TRANSACTIONS
You may initiate many transactions by telephone. The Fund and its agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

It may be difficult to reach an Investor Service Representative by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, please consider sending written instructions, stopping by a Service Center, or in the case of purchases, exchanges, redemptions and electronic transfers, calling the Janus Xpress Line.

TEMPORARY SUSPENSION OF SERVICES
The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services.

ADDRESS CHANGES
To change the address on your account, call 1-800-525-3713 or send a written request signed by all account owners. Include the name of the Fund, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

REGISTRATION CHANGES
To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information call 1-800-525-3713.

STATEMENTS AND REPORTS
Investors participating in an automatic investment program will receive quarterly confirmations of all transactions and dividends. In addition, the Fund will send you an immediate transaction confirmation statement after every non-systematic transaction.

Financial reports for the Fund, which include a list of the Fund's portfolio holdings, will be mailed semiannually to all shareholders. You will receive an updated prospectus annually. To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if more than one person in the household has a Fund account. Please call 1-800-525-3713 if you would like to receive additional reports or prospectuses.

JANUS GROWTH AND INCOME FUND PROSPECTUS                  FEBRUARY 17, 1998    23

                             MANAGEMENT OF THE FUND

TRUSTEES
The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to the Fund's investment objective and policies. The Trustees delegate the day-to-day management of the Fund to the officers of the Trust and meet at least quarterly to review the Fund's investment policies, performance, expenses and other business affairs.

INVESTMENT ADVISER
Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Fund and is responsible for the day-to-day management of its investment portfolio and other business affairs.

Janus Capital began serving as investment adviser to certain series of the Trust in 1970 and currently serves as investment adviser to all of the Janus funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts.

Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

Janus Capital furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are affiliated with Janus Capital.

PORTFOLIO MANAGER
DAVID J. CORKINS is Executive Vice President and portfolio manager of the Fund, which he has managed since August 1997. He previously served as an assistant portfolio manager of Janus Mercury Fund. He joined Janus in 1995 as a research analyst specializing in domestic financial services companies and a variety of foreign industries. Prior to joining Janus he was the Chief Financial Officer of Chase U.S. Consumer Services, Inc., a Chase Manhattan mortgage business. He holds a Bachelor of Arts in English and Russian from Dartmouth and received his Master of Business Administration from Columbia University in 1993.

PERSONAL INVESTING
Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts, except under the limited exceptions contained in Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other

 24   JANUS GROWTH AND INCOME FUND PROSPECTUS                  FEBRUARY 17, 1998
personnel to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Fund or Janus Capital's other advisory clients. See the SAI for more detailed information.

MANAGEMENT EXPENSES
The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The advisory agreement with the Fund spells out the management fee and other expenses that the Fund must pay. The Fund's management fee schedule (expressed as an annual rate) is set out in the chart below.

    AVERAGE DAILY NET ASSETS OF FUND            ANNUAL RATE PERCENTAGE (%)
--------------------------------------------------------------------------------
    First $300 Million                                    0.75
    Next $200 Million                                     0.70
    Over $500 Million                                     0.65
--------------------------------------------------------------------------------

The management fee schedule above was effective July 1, 1997. The actual management fee paid by the Fund for the fiscal year ended October 31, 1997, was 0.68% of the value of the Fund's average daily net assets. The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

PORTFOLIO TRANSACTIONS
Purchases and sales of securities on behalf of the Fund are executed by broker-dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability to obtain best price and execution for the Fund's transactions and recognizing brokerage, research and other services provided to the Fund and to Janus Capital. Janus Capital may also consider payments made by brokers effecting transactions for the Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. Janus Capital may also consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute transactions. The Fund's Trustees have authorized Janus Capital to place portfolio transactions on an agency basis with a broker-dealer affiliated with Janus Capital. When transactions for the Fund are effected with that broker-dealer, the commissions payable by the Fund are credited against certain Fund operating expenses serving to reduce those expenses. The SAI further explains the selection of broker-dealers.

OTHER SERVICE PROVIDERS
The following parties provide the Fund with administrative and other services.

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 0351
Boston, Massachusetts 02117-0351

JANUS GROWTH AND INCOME FUND PROSPECTUS                  FEBRUARY 17, 1998    25

TRANSFER AGENT
Janus Service Corporation
P.O. Box 173375
Denver, Colorado 80217-3375

DISTRIBUTOR
Janus Distributors, Inc.
100 Fillmore Street
Denver, Colorado 80206-4928

Janus Service Corporation and Janus Distributors, Inc. are wholly-owned subsidiaries of Janus Capital.

OTHER INFORMATION
ORGANIZATION
The Trust is a "mutual fund" that was organized as a Massachusetts business trust on February 11, 1986. A mutual fund is an investment vehicle that pools money from numerous investors and invests the money to achieve a specified objective. As of the date of this Prospectus, the Trust offers 19 separate series, three of which currently offer three classes of shares. The Trust currently offers the other 18 series by separate prospectuses.

SHAREHOLDER MEETINGS
The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called specifically for the Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by the Fund only if a matter affects or requires the vote of just the Fund or the Fund's interest in the matter differs from the interest of the other portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own.

SIZE OF THE FUND
The Fund has no present plans to limit its size. However, the Fund may discontinue sales of its shares if management believes that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued, it is expected that existing shareholders of the Fund would be permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

MASTER/FEEDER OPTION
The Trust may in the future seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Unless otherwise required by law, this policy may be implemented without shareholder approval.

 26   JANUS GROWTH AND INCOME FUND PROSPECTUS                  FEBRUARY 17, 1998

YEAR 2000
Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has entered into a consulting arrangement with one of the foremost experts in Year 2000 compliance to help Janus Capital successfully achieve Year 2000 compliance. Janus Capital does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Funds with service at current levels.

JANUS GROWTH AND INCOME FUND PROSPECTUS                  FEBRUARY 17, 1998    27

                            DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

TO AVOID TAXATION, THE INTERNAL REVENUE CODE REQUIRES THE FUND TO DISTRIBUTE NET INCOME AND ANY NET GAINS REALIZED ON ITS INVESTMENTS ANNUALLY. THE FUND'S INCOME FROM DIVIDENDS AND INTEREST AND ANY NET REALIZED SHORT-TERM CAPITAL GAINS ARE PAID TO SHAREHOLDERS AS ORDINARY INCOME DIVIDENDS. NET REALIZED LONG-TERM GAINS ARE PAID TO SHAREHOLDERS AS CAPITAL GAINS DISTRIBUTIONS. DIVIDENDS ARE DECLARED AND PAID QUARTERLY, WHILE CAPITAL GAINS DISTRIBUTIONS ARE DECLARED AND PAID IN DECEMBER.

HOW DISTRIBUTIONS AFFECT A FUND'S NAV
Distributions are paid to shareholders as of the record date of the distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.

"BUYING A DIVIDEND"
If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

DISTRIBUTION OPTIONS
When you open an account, you must specify on your application how you want to receive your distributions. You may change your distribution option at any time by writing the Fund at one of the addresses on page 16 or calling
1-800-525-3713. The Fund offers the following options:

1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares. This option is assigned automatically if no other choice is made.

2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

3. REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.



 28   JANUS GROWTH AND INCOME FUND PROSPECTUS                  FEBRUARY 17, 1998

4. REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.

The Fund reserves the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

TAXES
As with any investment, you should consider the tax consequences of investing in the Fund. The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You may wish to consult your own tax adviser. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

TAXES ON DISTRIBUTIONS
Dividends and distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. In certain states, a portion of the dividends and distributions (depending on the source of the Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

TAXATION OF THE FUND
Dividends, interest and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund which will reduce its investment income.

The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

JANUS GROWTH AND INCOME FUND PROSPECTUS                  FEBRUARY 17, 1998    29

                                   APPENDIX A

GLOSSARY OF INVESTMENT TERMS
This glossary provides a more detailed description of some of the types of securities and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES
BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Fund may purchase commercial paper issued under
Section 4(2) of the Securities Act of 1933.

COMMON STOCK represents a share of ownership in a company, and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed

 30   JANUS GROWTH AND INCOME FUND PROSPECTUS                  FEBRUARY 17, 1998
through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

PASSIVE FOREIGN INVESTMENT COMPANIES ("PFICS") are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various electives permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

PREFERRED STOCK is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

REPURCHASE AGREEMENTS involve the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually heavy redemption requests, or for other temporary or emergency purposes.

RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

STANDBY COMMITMENTS are obligations purchased by the Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

JANUS GROWTH AND INCOME FUND PROSPECTUS                  FEBRUARY 17, 1998    31

STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

WARRANTS are securities, typically issued with preferred stocks or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES
FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.


 32   JANUS GROWTH AND INCOME FUND PROSPECTUS                  FEBRUARY 17, 1998

FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Fund may purchase and write put and call options on securities, securities indices and foreign currencies.

JANUS GROWTH AND INCOME FUND PROSPECTUS                  FEBRUARY 17, 1998    33

[JANUS LOGO]

      P.O. Box 173375   o   Denver, CO 80217-3375   o   1-800-525-3713
                Janus Distributors, Inc.  Member NASD.  (2/98)